                                                                  EXECUTION COPY

                                                                    EXHIBIT 10.2

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                       PRODUCTION SYSTEM LEASE AGREEMENT
                                    (1996-B)

                                  dated as of

                               November 15, 1996

                                     among

                           WILMINGTON TRUST COMPANY,
                   not in its individual capacity but solely
            as Corporate Grantor Trustee under the Trust Agreement,

                                      and

                              THOMAS P. LASKARIS,
                   not in his individual capacity but solely
            as Individual Grantor Trustee under the Trust Agreement,

                                     Lessor

                                      and

                           ENSERCH EXPLORATION, INC.,

                                     Lessee

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      Lease of an Undivided Interest in an Oil and Gas Production System.

  AS SET FORTH IN SECTION 14.1 OF THIS LEASE, CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE LESSOR IN AND TO THIS LEASE HAS BEEN ASSIGNED TO AND IS SUBJECT
 TO A SECURITY INTEREST IN FAVOR OF THE BANK OF NEW YORK, AS INDENTURE TRUSTEE, UNDER THE TRUST INDENTURE, MORTGAGE, ASSIGNMENT OF LEASE AND SECURITY AGREEMENT
  (1996-B) DATED AS OF NOVEMBER 15, 1996 BETWEEN THE LESSOR AND THE INDENTURE TRUSTEE, AS SUCH INDENTURE MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF. THIS LEASE HAS BEEN EXECUTED IN
   SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN
 EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY EXECUTED COUNTERPART OTHER
    THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART THAT CONTAINS THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE
            ON OR IMMEDIATELY FOLLOWING THE SIGNATURE PAGE THEREOF.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.  DEFINITIONS; INTERPRETATION...................................... 1

SECTION 2.  LEASE OF UNDIVIDED INTEREST; ETC................................. 2

     2.1.  Undivided Interest................................................ 2
     2.2.  Personal Property................................................. 2
     2.3.  Description....................................................... 3

SECTION 3.  RENT............................................................. 3

     3.1.  Basic Rent........................................................ 3
     3.2.  Supplemental Rent................................................. 3
     3.3.  Method of Payment................................................. 3
     3.4   Late Payment...................................................... 4
     3.5   Minimum Payment................................................... 4
     3.6.  Net Lease; No Setoff; Etc......................................... 4
     3.7.  Premium........................................................... 6
     3.8.  Applicability of Payments from Credit Support..................... 6

SECTION 4.  RECOMPUTATION OF BASIC RENT, STIPULATED
              LOSS VALUE, TERMINATION VALUE, EARLY
              BUY-OUT PERCENTAGES AND FIXED PRICE
              PURCHASE AMOUNT................................................ 6

     4.1.  Adjustments to Rent Percentages................................... 6
     4.2.  Limitations on Adjustments........................................ 8
     4.3.  Timing of Adjustments............................................. 9
     4.4.  Confirmation of Adjustments....................................... 9
     4.5.  Further Assurances............................................... 10

SECTION 5.  RENEWAL......................................................... 10

     5.1.  Renewal Terms.................................................... 10
     5.2.  Rent............................................................. 11
     5.3.  Notice; Determination of Fair Market
              Sales Value; Determination of Fair
              Market Rental Value........................................... 11
     5.4.  Stipulated Loss Value Percentages and
              Termination Value Percentages................................. 12

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                                                                            Page
                                                                            ----

SECTION 6.  PURCHASE; OPTIONS............................................... 13

     6.1   Purchase Options................................................. 13
     6.2.  Notice of Election; Manner of Purchase;
              Transfer After Purchase....................................... 14
     6.3.  Assumption of Secured Notes...................................... 16

SECTION 7.  EARLY TERMINATION............................................... 17

     7.1.  Decision......................................................... 17
     7.2.  Notice of Termination............................................ 18
     7.3.  Sale of Undivided Interest or Significant
              Portion; Termination Payment.................................. 19
     7.4.  Retention of Undivided Interest by Lessor........................ 22
     7.5.  Calculation of Original Cost..................................... 23

SECTION 8.  RELINQUISHMENT OF POSSESSION AND USE OF UNDIVIDED INTEREST...... 25

     8.1.  Return of Undivided Interest..................................... 25

SECTION 9.  QUIET USE AND  ENJOYMENT; DISCLAIMER OF WARRANTIES.............. 26

     9.1.  Quiet Use and Enjoyment.......................................... 26
     9.2.  Disclaimer of Warranties......................................... 27
     9.3.  Enforcement of Warranties........................................ 29

SECTION 10.  LIENS.......................................................... 29

SECTION 11.  OPERATION AND MAINTENANCE; INSPECTION;
              MODIFICATIONS; REPLACEMENTS;
              PERSONNEL; SALVAGE; FUEL;
              IDENTIFICATION................................................ 29

     11.1.  Operation and Maintenance....................................... 29
     11.2.  Inspection and Reports.......................................... 31
     11.3.  Required Modifications.......................................... 31
     11.4.  Optional Modifications.......................................... 31
     11.5.  Title to Modifications; Purchase Option
              for Severable Modifications................................... 32
     11.6.  Payment for Modifications and
              Replacement Components........................................ 33
     11.7.  Replacement of Components; Title to
              Components; Removal of Property............................... 34

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                                                                            Page
                                                                            ----

     11.8.  Employment of Personnel......................................... 35
     11.9.   Salvage........................................................ 35
     11.10.  Fuel, Oil, Etc................................................. 35
     11.11.  Identification of Platform..................................... 35
     11.12.  Reports With Respect to the Production System.................. 36
     11.13.  Required Filings............................................... 37
     11.14.  Repair of Production System.................................... 37

SECTION 12.  EVENT OF LOSS.................................................. 37

     12.1.  Notice of Event of Loss......................................... 37
     12.2.  Payment of Stipulated Loss Value, Etc........................... 37
     12.3.  Application of Other Payments upon the
              Occurrence of an Event of Loss................................ 44
     12.4.  Allocation of Payments Not Relating to
              an Event of Loss.............................................. 44
     12.5.  Other Dispositions.............................................. 45

SECTION 13.  INSURANCE...................................................... 45

     13.1.  Coverage........................................................ 45
     13.2.  Adjustment of Losses............................................ 47
     13.3.  Application of Insurance Proceeds............................... 47
     13.4.  Additional Insurance............................................ 48
     13.5.  Annual Insurance Report......................................... 48

SECTION 14.  RIGHTS TO ASSIGN OR LEASE; LEASEHOLD
              MORTGAGE PROVISIONS........................................... 48

     14.1.  Assignment by Lessor; Security for
              Lessor's Obligations to Indenture Trustee..................... 48
     14.2.  Assignment and Sublease by Lessee............................... 49

SECTION 15.  LEASE EVENTS OF DEFAULT........................................ 51

SECTION 16.  REMEDIES....................................................... 53

     16.1.  In General...................................................... 53
     16.2.  Continuing Obligations.......................................... 58
     16.3.  Remedies Cumulative............................................. 58

SECTION 17.  NOTICES........................................................ 59

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                                                                            Page
                                                                            ----

SECTION 18.  RIGHT TO PERFORM FOR LESSEE.................................... 59

     18.1.  Lessor's Right to Perform....................................... 59

SECTION 19.  MISCELLANEOUS.................................................. 59

     19.1.  Amendments in Writing........................................... 59
     19.2.  Severability of Provisions...................................... 59
     19.3.  GOVERNING LAW................................................... 60
     19.4.  Headings........................................................ 60
     19.5.  Counterpart Execution........................................... 60
     19.6.  Successors and Assigns.......................................... 60
     19.7.  Investment of Security Funds.................................... 60
     19.8.  Immunities; Satisfaction of
              Undertakings; Successor Grantor
              Trustee....................................................... 61
     19.9.  Performance of Obligations to Indenture
              Trustee and Holders........................................... 62
     19.10.  True Lease..................................................... 62
     19.11.  Survival of Agreements......................................... 62

SCHEDULE 1     Basic Rent Percentages

SCHEDULE 1A    Fixed Renewal Rent

SCHEDULE 2     Stipulated Loss Value Percentages

SCHEDULE 3     Termination Value Percentages

SCHEDULE 4     Early Buy-Out Percentages

SCHEDULE 5     Special Purchase Option Dates

SCHEDULE 6     Lessor's Cost


EXHIBIT A      Description of Production System

EXHIBIT B      Description of Undivided Interest in Production System


EXHIBIT C      Description of Federal Leases

EXHIBIT D      Form of Lease Supplement No. 1

                       PRODUCTION SYSTEM LEASE AGREEMENT
                                    (1996-B)

          BE IT KNOWN, that on the date hereinafter set forth, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State of New York, and in the presence of the undersigned, competent witnesses, personally came before me and appeared: WILMINGTON TRUST COMPANY, a Delaware banking corporation, having a taxpayer identification number of 51-6506274 and an address at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, not in its individual capacity but solely as Corporate Grantor Trustee under the Trust Agreement (together with its successors and permitted assigns, the "Corporate Grantor Trustee") and THOMAS P. LASKARIS, an individual having a taxpayer identification number of 221-228535 and an address at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, not in his individual capacity but solely as Individual Grantor Trustee under the Trust Agreement (together with its successors and permitted assigns, the "Individual Grantor Trustee" and together with the Corporate Grantor Trustee, the "Grantor Trustee"), as lessor (together with their respective successors and permitted assigns, the "Lessor") and ENSERCH EXPLORATION, INC., a Texas corporation, having a taxpayer identification number of 75-2556978 and an address at 4849 Greenville Avenue, Suite 1200, Dallas, Texas 75206-4186, as lessee (together with its successors and permitted assigns, the "Lessee"), who each being duly sworn, did declare and say as follows:

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, pursuant to this Lease, the Lessor desires to lease the Undivided Interest to the Lessee and the Lessee desires to lease the Undivided Interest from the Lessor;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  DEFINITIONS; INTERPRETATION.

          For the purposes hereof, capitalized terms used herein (including those used in the preamble and in the foregoing recitals) and not otherwise defined herein shall have the meanings assigned to them in Appendix A, which

Appendix A shall for all purposes constitute part of this Agreement and shall be subject to amendment in accordance with the terms hereof. References in this Lease to Sections, subsections, Schedules, Appendices and Exhibits are to Sections and subsections of, and Schedules, Appendices and Exhibits to, this Lease unless otherwise indicated.

          SECTION 2.  LEASE OF UNDIVIDED INTEREST; ETC.

          2.1. Undivided Interest. Upon the terms and subject to the conditions of this Lease, the Lessor agrees to lease and upon delivery of Lease Supplement No. 1 leases the Undivided Interest to the Lessee, and the Lessee agrees to lease and upon acceptance of Lease Supplement No. 1 leases the Undivided Interest from the Lessor, for the Interim Lease Term, the Basic Lease Term and, subject to the exercise by the Lessee or the Lessor of the renewal option or options as provided in Section 5, the Renewal Term or Renewal Terms.

          2.2. Personal Property. The parties hereto stipulate and agree that the Production System, the Undivided Interest and the Lessor's Share of all Modifications to the Production System and every portion thereof is severed, and shall be and remain severed, to the maximum extent permitted by law, from any real estate underneath the Production System, even if physically attached thereto. To the maximum extent permitted by law, the parties agree that the Production System, the Undivided Interest and all such Modifications shall constitute personal property and shall not be or become fixtures or otherwise part of the real estate underneath the Production System or of any other real property. The Lessee will not enter into or be a party to any lease or mortgage of any real property on which any portion of the Production System is or is to be located or enter into any other agreement which grants to any other Person any right to any portion of the Production System by reason of such portion being an accession to any real property owned by such Person to the extent such lease or mortgage would constitute a Lien on the Production System that is not a Permitted Lien.

          2.3. Description. The Production System is described in Exhibit A and the Undivided Interest is described in Exhibit B.

          SECTION 3.  RENT.

          3.1. Basic Rent. The Lessee shall pay to the Lessor, as Basic Rent for the Undivided Interest, semiannual installments of rent on the Basic Rent Payment Dates during the Basic Lease Term. Basic Rent with respect to any Renewal Term shall be payable as provided in Section 5.2. Subject to adjustment as provided herein, each such installment of Basic Rent during the Basic Lease Term shall be in an amount equal to the percentage set forth in Schedule 1 opposite the applicable Basic Rent Payment Date multiplied by Lessor's Cost. Each installment of Basic Rent shall be paid in advance or in arrears and shall apply to a specific semiannual period as specified in Schedule 1.

          3.2. Supplemental Rent. The Lessee shall pay to the Lessor, for its own account, or to the Person entitled thereto, as provided herein or in any other Operative Document, any and all Supplemental Rent promptly as the same shall become due and payable, and in the event of any failure on the part of the Lessee to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein in the case of nonpayment of Basic Rent.

          3.3. Method of Payment. Subject to Section 14.1, all Rent payable to the Lessor shall be paid to the Grantor Trustee's account specified in Schedule 1 to the Participation Agreement or to such other account at such other place as the Lessor shall specify in writing to the Lessee at least five Business Days prior to the due date thereof. All Supplemental Rent payable to any Person other than the Lessor pursuant to any Operative Document shall be paid directly to such Person as provided in such Operative Document. Each payment of Rent shall be made by the Lessee in immediately available funds, on or before 12:00 noon, local time at the place of receipt, on the scheduled date on which such payment shall be due, unless such scheduled date shall not be a Business Day in which case such payment shall be due and payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date.

          3.4. Late Payment. If any Rent shall not be paid when due, the Lessee shall pay to the Lessor (or, in the case of Supplemental Rent, to the Lessor for its own account or to the Person entitled thereto as provided herein or in any other Operative Document), as Supplemental Rent, interest (to the extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the date of payment thereof (unless payment is made after 12:00 noon, local time at the place of receipt, in which event such date of payment shall be included) at the Overdue Rate.

          3.5. Minimum Payment. Notwithstanding any other provision of this Lease (including, without limitation, Section 4) or any other Operative Document, (a) the amount of Basic Rent payable on each Basic Rent Payment Date and on the Basic Lease Term Commencement Date, as the same may be adjusted pursuant to Section 4 (excluding, in each case, any portion thereof constituting an Excepted Payment), shall be at least equal to the aggregate amount of scheduled principal and accrued interest due and payable on the Secured Notes Outstanding on such Basic Rent Payment Date and on the Basic Lease Term Commencement Date and (b) the amount of Stipulated Loss Value and Termination Value as of any date and the amount of the initial installment of the applicable Early Buy-Out Purchase Price as of the applicable Early Buy-Out Date, as each such amount may be adjusted pursuant to Section 4, together with the Rent payable under this Lease on such date (excluding, in each case, any portion thereof constituting an Excepted Payment), shall be at least equal to the aggregate amount of principal and accrued interest which would be due and payable on the Secured Notes Outstanding on such date assuming such date or the applicable Early Buy-Out Date, as the case may be, was the date such payment was due on the Secured Notes in respect of any payment by the Lessee of Stipulated Loss Value, Termination Value or Early Buy-Out Purchase Price.

          3.6. Net Lease; No Setoff; Etc. This Lease is a net lease and, notwithstanding any other provision of this Lease, the obligation of the Lessee to pay Rent hereunder shall be absolute and unconditional and shall not be affected by any circumstance of any character, including, without limitation:
(a) counterclaim, setoff, deduction, defense, abatement, suspension, deferment, diminution or reduction; (b) any defect in the condition, design, quality or fitness for use of the Production System, or any part thereof or interest therein; (c) any damage to, removal, abandonment, salvage, loss, scrapping or destruction of or any requisition or taking of, the Undivided Interest, the Production System or any part thereof or interest therein; (d) any restriction, prevention, interruption or curtailment of or interference with any use, operation or possession of the Undivided Interest, the Production System or any part thereof or interest therein; (e) any defect in, or any Lien on, title to the Undivided Interest, the Production System or any part thereof or interest therein; (f) any change, waiver, extension, indulgence or other action or omission in respect of any obligation or liability of the Lessee or the Lessor; (g) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Lessee, the Indenture Trustee, the Lessor, the Owner Participant, any Loan Participant, any Holder or any other Person, or any action taken with respect to this Lease by any trustee or receiver of any Person mentioned above, or by any court; (h) any claim that the Lessee has or might have against any Person, including, without limitation, the Indenture Trustee, any Loan Participant, the Lessor, the Owner Participant or any Holder (but this Section 3.6 shall not constitute a waiver of any such claim); (i) any failure on the part of the Lessor, the Indenture Trustee, the Owner Participant or any Loan Participant to perform or comply with any of the terms hereof or of any other agreement; (j) any invalidity or unenforceability or disaffirmance of this Lease or any provision hereof or any of the other Operative Documents, the Federal Leases, the Operating Agreement or any provision of any thereof, whether against or by the Lessee or otherwise; or (k) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Lessee shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, the Lessee, to the extent permitted by law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution or reduction of Rent payable by the Lessee hereunder. All payments by the Lessee of Basic Rent or Stipulated Loss Value, Termination Value, any Early Buy-Out Purchase Price or Fixed Price Purchase Amount (or amounts payable by reference thereto) made hereunder as required hereby shall be final absent manifest error, and the Lessee shall not seek to recover any such payment or any part thereof for any reason whatsoever absent manifest error. If this Lease shall be terminated in whole or in part for any reason whatsoever the Lessee shall, except as expressly provided herein, nonetheless pay to the Lessor (or, in the case of Supplemental Rent, to the Person entitled to such Supplemental Rent as specified herein or in the appropriate

Operative Document) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part. Nothing contained in this Section 3.6 shall be construed as (a) a guaranty of (i) the value of the Undivided Interest or the Production System upon the expiration or termination of the Basic Lease Term or any Renewal Term or (ii) the useful life of the Production System or (iii) payment of any of the Secured Notes or (b) a prohibition of assertion of any claim against any manufacturer, supplier, dealer, vendor, contractor, subcontractor or installer with respect to the Production System or (c) a waiver by the Lessee of its right to assert and sue upon any claims it may have against any other Person in one or more separate actions.

          3.7. Premium. The Lessee shall also pay on behalf of the Lessor as Supplemental Rent an amount on an After-Tax Basis equal to any amount payable by the Lessor as Premium as and when any such Premium shall be due and payable.

          3.8. Applicability of Payments from Credit Support. Drawings under any Letter of Credit and payments received by the Lessor or the Owner Participant in respect of any Surety Bond, in each case maintained as Credit Support, shall be applied against unpaid Rent to the extent of such drawing; provided that all such drawings shall be applied first to reduce the Lessee's obligation to pay the Equity Portion of Stipulated Loss Value then due, second to reduce the Lessee's obligation to pay the Equity Portion of Basic Rent then due and third to pay any other amounts of Supplemental Rent owing to the Lessor or the Owner Participant.

          SECTION 4.  RECOMPUTATION OF BASIC RENT,
                      STIPULATED LOSS VALUE, TERMINATION
                      VALUE, EARLY BUY-OUT PERCENTAGES AND
                      FIXED PRICE PURCHASE AMOUNT.

          4.1. Adjustments to Rent Percentages. (a) If (i) the actual Closing Date is a date other than as set forth in Schedule 2 to the Participation Agreement, (ii) the actual amount of Transaction Expenses paid by the Lessor as a percentage of Lessor's Cost is other than as set forth in Schedule 2 to the Participation Agreement, (iii) the Owner Participant's Net Economic Return is affected by any amendment to the Code or the regulations (including proposed regulations to the extent the Owner Participant advises the

Lessee of such amendment to proposed regulations in writing prior to the time of closing on the Closing Date) thereunder (other than the alternative minimum tax) that is enacted, adopted or promulgated (or, in the case of proposed regulations, proposed to be effective) on or prior to the Closing Date, (iv) the actual Debt Rate is other than as set forth in Schedule 2 to the Participation Agreement, (v) any other Pricing Assumption proves to be incorrect, (vi) the Secured Notes are refinanced or refunded at any time pursuant to Section 15 of the Participation Agreement, or (vii) Additional Notes are issued by the Lessor in connection with a Supplemental Financing of a Modification to the Production System pursuant to Section 14 of the Participation Agreement, then, in each case, subject to the following provisions of this Section 4 and to the provisions of Section 3.5, the Basic Rent Percentages shall be appropriately adjusted (A) in the case of an adjustment pursuant to clause (i), (iii), (iv) or
(v) above, prior to the Closing Date and (B) in the case of an adjustment pursuant to clause (ii), (vi) or (vii) above, after the Closing Date, in each case so as to (x) preserve the Owner Participant's Net Economic Return, (y) to the extent consistent with clause (x), minimize the Net Present Value of Basic Rent, and (z) minimize the Termination Value Percentages and Stipulated Loss Value Percentages to the extent possible consistent with clauses (x) and (y) above.

          (b) At the sole request of the Lessee, any adjustment pursuant hereto may incorporate a revised amortization schedule for the Secured Notes, which amortization schedule shall be structured to preserve the Owner Participant's Net Economic Return while, to the extent consistent therewith, minimizing (to the greatest extent possible) the Net Present Value of Basic Rent in a manner consistent with the provisions of this Section 4.1.

          (c) In connection with any such adjustment to the Basic Rent Percentages made pursuant to this Section 4.1, appropriate corresponding adjustments shall be made to the Stipulated Loss Value Percentages (and a corresponding adjustment in the required amount of Credit Support), Termination Value Percentages and Early Buy-Out Percentages; provided that each Early Buy-Out Purchase Price shall not be reduced below the expected Fair Market Sales Value of the Undivided Interest as of the applicable Early Buy-Out Date as set forth in the Final Appraisal, or if the adjustment is more than one year after the Closing Date, in an appraisal delivered in connection with such adjustment.

          (d) On or prior to the time of closing on the Closing Date, the Basic Rent Percentages will be adjusted upward or downward to reflect tax law changes described in clause (iii) of Section 4.1(a), subject to the conditions therein. If such adjustment results in an increase in the Net Present Value of Basic Rent of fifty (50) or more basis points, Lessee shall have the option to terminate this Lease. In the event Lessee elects to terminate this Lease pursuant to this
Section 4.1(d), Lessee shall be obligated to pay all Transaction Expenses and upon payment of such Transaction Expenses, this Lease and Lessee's obligations hereunder shall terminate.

          4.2. Limitations on Adjustments. (a) Any adjustment of the Basic Rent Percentages pursuant to this Section 4 shall be computed by the Owner Participant in a manner so as to satisfy the requirements of (i) Section 3.5 hereof and (ii) Revenue Procedures 75-21 and 75-28 (to the extent then in effect) and Section 467 of the Code and any regulations effective or proposed thereunder and shall not cause this Lease to be a "disqualified leaseback or long-term agreement" within the meaning of Section 467 of the Code and such regulations; provided that, subject to Section 12.4 of the Participation Agreement, the requirements of Section 4.08 of Revenue Procedure 75-28 (to the extent then in effect) shall be applied, in the case of any adjustment pursuant to Section 4.1, on a prospective basis taking into consideration only Basic Rent payable by the Lessee from and including the first Basic Rent Payment Date as of which the adjustment takes effect.

          (b) In making any adjustment pursuant to this Section 4, each of the Pricing Assumptions and the other assumptions and methods of calculation employed in the calculation of the Basic Rent Percentages, Stipulated Loss Value Percentages, Termination Value Percentages, Early Buy-Out Percentages and Fixed Price Purchase Amount as reflected in Schedule 2 to the Participation Agreement, other than Pricing Assumptions and such other assumptions that have changed or proven to be incorrect (as such pricing assumptions shall have been modified by previous adjustments under this Section 4) shall be used consistently in such adjustment subject to the constraints specifically provided herein.

          (c) In the case of any adjustment made pursuant to clause (vii) of
Section 4.1(a), Basic Rent shall be increased by an amount at least sufficient to repay the principal of, and interest on, such Additional Notes over the term of such Additional Notes.

          4.3. Timing of Adjustments. All adjustments to be made pursuant to this Section 4 shall be made as soon as practicable after the event giving rise to the adjustment and shall in each case be made in respect of installments of Basic Rent becoming due on and after the date such adjustment is made; provided that all adjustments to the Stipulated Loss Value Percentages, Termination Value Percentages and Early Buy-Out Percentages shall be effective immediately.

          4.4. Confirmation of Adjustments. (a) The amount of any adjustment pursuant to this Section 4 shall be determined by the Owner Participant, which shall provide to the Lessee, the Lessor and the Indenture Trustee notice of such adjustment accompanied by an Officer's Certificate of the Owner Participant, which Officer's Certificate shall set forth the amount of and the reason for any such adjustment and which shall confirm that such adjustment was made in accordance with the provisions of this Section 4. Such adjustment shall become effective as of the date therein set forth (determined in accordance with Section 4.3 (subject to later revision, if any, pursuant to Section 4.4(b))) upon delivery by the Owner Participant to the Lessee of such notice and Officer's Certificate.

          (b) Within 20 Business Days after receipt of such certificate, the Lessee may request that such adjustment be verified by a nationally recognized, independent public accounting firm selected by Owner Participant and reasonably acceptable to the Lessee. In such verification process pursuant to the preceding sentence, such accounting firm shall be given access by the Owner Participant to the assumptions, methods, computations, programs and files utilized by the Owner Participant in calculating such proposed adjustment and employed in the calculation of the Basic Rent Percentages, Stipulated Loss Value Percentages, Termination Value Percentages, Early Buy-out Percentages and Fixed Price Purchase Amount, subject to the execution of such confidentiality agreements as the Owner Participant shall reasonably request (which agreements shall prohibit disclosure of the Owner Participant's assumptions, methodology, programs or files to any third party, including the Lessee). Such independent accounting firm shall be entitled only to verify the mathematical calculations made by the Owner Participant and shall not be entitled to interpret the provisions of this Lease. Under no circumstances shall such independent public accounting firm or any other Person be entitled to review the tax returns of the Owner Participant. Any revised adjustment resulting from such verification shall become effective on the next Basic Rent Payment Date after such verification has been concluded, and shall take into account any underpayment or overpayment resulting from an earlier effectiveness of the original adjustment.

          (c) Such verification by such accounting firm shall be at the expense of the Lessee unless such verified adjustment results in a readjustment in favor of the Lessee that exceeds ten (10) basis points in the Net Present Value of Basic Rent (as a percentage of Lessor's Cost), in which case such verification shall be at the expense of the Owner Participant. Such determination by the Owner Participant, or, if so requested in accordance with Section 4.4(b), such verified adjustment, as the case may be, shall be conclusive and binding.

          4.5. Further Assurances. At the time any adjustment is made pursuant to this Section 4, the parties hereto shall, at the Lessee's expense, enter into a supplement to this Lease to reflect such adjustment and shall enter into such amendments and supplements to the other Operative Documents and do such further acts as may be reasonably required in order to effectuate such adjustment; provided that such adjustment shall become effective as provided in Section 4.4 without regard to the date on which such supplement to this Lease is executed and delivered.

          SECTION 5.  RENEWAL.

          5.1. Renewal Terms. (a) The Lessee shall have the right to renew this Lease for up to three (3) successive Fair Market Renewal Terms as follows:

              (i) at the end of the Basic Lease Term for a Fair Market Renewal Term; and

              (ii) at the end of any Renewal Term for an additional Fair Market Renewal Term;

provided that (x) the term of any Fair Market Renewal Term shall be for a period of not less than one (1) year each, (y) the aggregate of all Renewal Terms shall not exceed five (5) years. It shall be a condition to the renewal of this Lease for any Renewal Term that no Lease Default described in paragraphs (a), (b), (c) or (g) of the definition of

Lease Event of Default in Section 15 and no Lease Event of Default shall have occurred and be continuing at the commencement of such Renewal Term.

          (b) The Lessor shall have the right to require the Lessee to renew this Lease for a Fixed Rate Renewal Term. The exercise of this right by the Lessor shall override any elections made by the Lessee under this Lease, including without limitation any "irrevocable" election, other than the Lessee's election to exercise its purchase option pursuant to Section 6.1(b).

          5.2. Rent. All of the terms and provisions of this Lease shall be applicable during any Renewal Term, except that (1) the Lessee shall pay to the Lessor as Basic Rent in arrears on each Basic Rent Payment Date during any Fair Market Renewal Term an amount equal to the Fair Market Rental Value of the Undivided Interest, as determined in accordance with Section 5.3, (2) the Lessee shall pay to the Lessor as Basic Rent in arrears on each Basic Rent Payment Date during the Fixed Rate Renewal Term an amount equal to the percentage set forth in Schedule 1A opposite the applicable Basic Rent Payment Date multiplied by Lessor's Cost and (3) Stipulated Loss Values and Termination Values during any such Renewal Term shall be calculated as set forth in Section 5.4.

          5.3. Notice; Determination of Fair Market Sales Value; Determination of Fair Market Rental Value. (a) At any time at least 365 days (in the case of the Basic Lease Term) or 210 days (in the case of any Renewal Term) if applicable, but in each case not more than 590 days prior to the expiration of the Basic Lease Term or any Renewal Term, the Lessee shall give to the Lessor irrevocable notice (the "Preliminary Notice") of its election to exercise its renewal option pursuant to Section 5.1(a) or a purchase option pursuant to
Section 6.1(a) or Section 6.1(b). At any time at least 180 days (in the case of the Basic Lease Term) or 90 days (in the case of any Renewal Term), if applicable, the Lessee shall give to the Lessor irrevocable notice (the "Final Notice") specifying which such option it is exercising. Promptly after receipt by the Lessor of the Preliminary Notice, the Lessee and the Lessor shall attempt to agree upon the Fair Market Sales Value of the Undivided Interest as of such expiration or, if requested by the Lessee, the Fair Market Rental Value of the Undivided Interest as of such expiration. If the Lessor and the Lessee shall fail to agree within 30 days after the giving of such Preliminary Notice, such amounts shall be determined pursuant to the Appraisal Procedure. Failure by the Lessee to provide any Preliminary Notice referred to in this Section 5.3 within the applicable time periods specified herein shall be deemed to constitute an irrevocable election by the Lessee not to exercise its renewal option pursuant to Section 5.1(a) or its purchase options pursuant to Sections 6.1(a) and 6.1(b). If the Lessee fails to give the Final Notice within the time period specified above, it shall be deemed to have elected to exercise its purchase option pursuant to Section 6.1(b).

          (b) At any time after the latest date upon which the Lessee may elect to exercise its renewal option for a Fair Market Renewal Term commencing at the end of the Basic Lease Term pursuant to Section 5.1 or its purchase option pursuant to Section 6.1(a), the Lessor may provide to the Lessee notice of its irrevocable election to exercise its option to renew this Lease for the Fixed Rate Renewal Term.

          5.4. Stipulated Loss Value Percentages and Termination Value Percentages. Concurrently with the Lessee's exercise of an option to renew this Lease pursuant to Section 5.1, Schedules 2 and 3 shall be modified by the Owner Participant in order to provide for Stipulated Loss Values and Termination Values for the Undivided Interest applicable during the applicable Renewal Term. Such Stipulated Loss Values and Termination Values shall be reduced on a straight line basis for the remaining useful life of the Production System (i) in the case of a renewal pursuant to Section 5.1(a), from the Fair Market Sales Value of the Undivided Interest as of beginning of the Renewal Term to the net salvage value of the Undivided Interest at the end of the estimated useful life of the Production System (each as determined in accordance with Section 5.3 and, if applicable, the Appraisal Procedure) and (ii) in the case of a renewal pursuant to Section 5.1(b), from the greater of (1) the Fair Market Sales Value of the Undivided Interest as of the beginning of the Renewal Term (as determined in accordance with Section 5.3 and, if applicable, the Appraisal Procedure) and
(2) the Stipulated Loss Values and Termination Values as of the date of expiration of the Basic Lease Term to the net salvage value of the Undivided Interest at the end of the estimated useful life of the Production System (as determined in accordance with Section 5.3 and, if applicable, the Appraisal Procedure).

          SECTION 6.  PURCHASE; OPTIONS.

          6.1. Purchase Options. Subject to Sections 6.2 and 6.3, the Lessee shall have the right to purchase (or, in the case of Section 6.1(g) shall purchase) all, but not less than all, of Lessor's right, title and interest in and to the Undivided Interest:

          (a) on the date of expiration of the Basic Lease Term or any Renewal Term, at a purchase price equal to the Fair Market Sales Value of the Undivided Interest as of such date;

          (b) on the date of expiration of the Basic Lease Term, at a purchase price equal to the Fixed Price Purchase Amount;

          (c) on any Early Buy-Out Date, at a purchase price equal to the applicable Early Buy-Out Purchase Price;

          (d) on any Special Purchase Option Date, at a purchase price equal to the greater of (i) the Termination Value for the Undivided Interest as of such Special Purchase Option Date and (ii) the Fair Market Sales Value of the Undivided Interest as of such Special Purchase Option Date;

          (e) if the Lessee shall have notified the Lessor, pursuant to Section 11.6(b), that it intends to make (or cause or allowed to be made) any Modification or series of related Modifications to the Production System with an estimated cost applicable to the Undivided Interest in excess of $15,000,000 (such Modification or series of related Modifications a "Major Modification") and (x) such Major Modification is not to be financed pursuant to a Supplemental Financing, or (y) such Major Modification is prohibited by the terms of this Lease, on any Stipulated Loss Value Determination Date occurring within one year following the expiration of the 45 day period following the giving of such notice pursuant to Section 11.6(b), at a purchase price equal to the greater of (A) the Stipulated Loss Value for the Undivided Interest as of such date and (B) the Fair Market Sales Value of the Undivided Interest as of such date (without regard to any such proposed Modification or Modifications);

          (f) if the Owner Participant becomes a Competitor of the Lessee, on any Stipulated Loss Value Determination Date occurring within one year following the occurrence of such event, at a purchase price equal to the greater of (A) the Stipulated Loss Value for the Undivided Interest as of such Stipulated Loss Value Determination Date and (B) the Fair Market Sales Value of the Undivided Interest as of such date; or

          (g) if the Owner Participant or the Lessor shall have drawn on the Letter of Credit (or any other letter of credit naming the Lessor and/or the Owner Participant as a beneficiary as contemplated by Section 10.14 of the Participation Agreement) or shall have received payment under the Surety Bond (or any other surety bond held by the Lessor and/or the Owner Participant as contemplated by Section 10.14 of the Participation Agreement), on the first Stipulated Loss Value Determination Date at least 30 days following such drawing or payment at a purchase price equal to the Stipulated Loss Value for the Undivided Interest as of such date.

          6.2.  Notice of Election; Manner of Purchase; Transfer After Purchase.
(a) Notice of an election to exercise a purchase option pursuant to Section 6.1(a) or (b) shall be given in the manner provided in Section 5.3.

          (b) In order to exercise its purchase option pursuant to Section 6.1(c), the Lessee shall, at least 90 days but not more than 545 days prior to the Early Buy-Out Date, give irrevocable notice to the Lessor in writing of its election to exercise its purchase option.

          (c) In order to exercise its purchase option pursuant to Section 6.1(d), the Lessee shall notify the Lessor in writing at least 180 days but not more than 545 days prior to the applicable Special Purchase Option Date that it desires to obtain an appraisal of the Fair Market Sales Value of the Undivided Interest as of such Special Purchase Option Date. Promptly thereafter, the Lessee and the Lessor shall attempt to agree upon such Fair Market Sales Value. If the Lessee and the Lessor shall fail to agree within 30 days after the giving of such notice, such Fair Market Sales Value shall be determined pursuant to the Appraisal Procedure. At least 90 days prior to the applicable Special Purchase Option Date, the Lessee shall, provide to the Lessor (i) notice of its irrevocable election to exercise its purchase option pursuant to Section 6.1(d) or (ii) notice of its irrevocable election not to exercise such option.

          (d) In order to exercise its purchase option pursuant to Section 6.1(e) or (f), the Lessee shall notify the Lessor and the Indenture Trustee in writing (i) in the case of an exercise of its purchase option pursuant to
Section 6.1(e), no earlier than the expiration of the 45 day period following the giving of the notice referred to in Section 6.1(e) and (ii) in the case of an exercise of its purchase option pursuant to Section 6.1(f), no later than 90 days following the earlier of (x) receipt by the Lessee of a written notice from the Owner Participant that it has become a Competitor of the Lessee and (y) the date Lessee obtains Actual Knowledge that the Owner Participant has become a Competitor of the Lessee, that the Lessee desires to obtain an appraisal of the Fair Market Sales Value of the Undivided Interest as of the applicable Stipulated Loss Value Determination Date (in the case of an election pursuant to Section 6.1(e), without regard to the proposed Modification or Modifications). Promptly after the giving of such notice, the Lessee and the Lessor shall attempt to agree upon such Fair Market Sales Value. If the Lessee and the Lessor shall fail to agree within 30 days after the giving of such notice, such Fair Market Sales Value shall be determined pursuant to the Appraisal Procedure. On the second Stipulated Loss Value Determination Date following completion of the Appraisal Procedure, the Lessee shall provide to the Lessor (i) notice of its irrevocable election to exercise its option to purchase the Undivided Interest specifying whether such option is being exercised pursuant to Section 6.1(e) or (f) and the applicable Stipulated Loss Value Date, or (ii) notice of its irrevocable election not to exercise such option.

          (e) The drawing on the Letter of Credit (or letter of credit) or payment under the Surety Bond (or surety bond) referred to in Section 6.1(g) shall constitute the irrevocable exercise of the purchase option pursuant to
Section 6.1(g) and the drawings under such Letter of Credit (or letter of credit) or payments in respect of such Surety Bond (or surety bond) shall be applied in accordance with Section 3.8 on the applicable Stipulated Loss Value Determination Date.

          (f) On the date of purchase of all of Lessor's right, title and interest in and to the Undivided Interest pursuant to this Section 6, the Lessor shall transfer all right, title and interest of the Lessor in and to the

Undivided Interest, as is and where is, to the Lessee, free and clear of Lessor's Liens and Owner Participant's Liens but otherwise without any representation or warranty, upon payment to the Lessor of the purchase price therefor, together with (i) all Basic Rent due and owing on or prior to such date of purchase (but excluding any Basic Rent payable in advance on such date of purchase) and (ii) all Supplemental Rent due and owing on or prior to such date of purchase and any accrued other Supplemental Rent as to which there is no dispute, and the Lessor shall, at the Lessee's expense, execute and deliver to the Lessee a bill of sale or assignment and such other instruments, documents and opinions as the Lessee may reasonably request to evidence the valid consummation of such transfer and shall, at the Lessee's expense, take such actions under Section 6.03 of the Indenture as the Lessee may reasonably request.

          (g) Failure by the Lessee to provide any initial notice or subsequent confirmatory, notice referred to in subsections (c) or (d) of this Section 6.2 within the applicable time periods specified therein shall be deemed to constitute an irrevocable election by the Lessee not to exercise the applicable purchase option set forth therein.

          6.3. Assumption of Secured Notes. Notwithstanding the provisions of Sections 6.1 and 6.2 and subject to compliance with Section 3.04 of the Indenture, if in connection with a purchase by the Lessee of all of Lessor's right, title and interest in and to the Undivided Interest pursuant to Section 6.1(c), 6.1(d), 6.1(e), 6.1(f) or 6.1(g), as the case may be, the Lessee shall assume the Secured Notes pursuant to Section 11.6 of the Participation Agreement, the obligation of the Lessee to pay the purchase price pursuant to
Section 6.1(c), 6.1(d), 6.1(e), 6.1(f) or 6.1(g), as the case may be, shall be satisfied by such assumption of the Secured Notes to the extent of the principal amount of and accrued but unpaid interest (other than overdue interest), if any, on the Secured Notes so assumed and payment of the remaining portion of the purchase price in cash.

          SECTION 7.  EARLY TERMINATION.

          7.1. Decision. If (i) the President or Chief Financial Officer of the Lessee shall have determined in good faith that the Undivided Interest or any Significant Portion thereof is obsolete, uneconomic or surplus to the needs of the Lessee for any reason (including, without limitation, by reason of burdensome Governmental Rules) or

(ii) the Lessee shall have determined to withdraw from or terminate the Operating Agreement, then the Lessee may elect to terminate this Lease with respect to the Undivided Interest or such Significant Portion of the Undivided Interest, as the case may be, in accordance with this Section 7 on any Basic Rent Payment Date; provided that no such termination shall occur prior to January 2, 2001; provided, further, that the Lessee shall have no right to terminate this Lease with respect to a Significant Portion of the Undivided Interest if (1) that portion of the Production System in which the Lessor will continue to own an interest after giving effect to such termination (such portion, together with the interest of the Other Owner and the Other Percentage Owner corresponding to such portion, the "Remaining Portion") is not capable of functioning for its intended purpose or (2) the Remaining Portion constitutes "limited use property" within the meaning of Revenue Procedure 76-30 or (3) the Fair Market Sales Value of the Remaining Portion as of the Termination Date is less than the product of (A) a fraction the numerator of which is the excess of Lessor's Cost over the Original Cost of such Significant Portion and the denominator of which is Lessor's Cost and (B) the Fair Market Sales Value of the Production System (without giving effect to such termination) as of the Termination Date or (4) the Original Cost of such Significant Portion together with the Original Cost of any other Significant Portion of the Undivided Interest in respect of which the Lessee has previously paid Termination Value pursuant to Section 7.3 or Stipulated Loss Value pursuant to Section 12 shall not exceed 50% of Lessor's Cost or (5) the estimated Fair Market Sales Value of the Remaining Portion as of the scheduled expiration of the Basic Lease Term is less than the product of (A) a fraction, the numerator of which is the excess of Lessor's Cost over the Original Cost of such Significant Portion and the denominator of which is Lessor's Cost and (B) the estimated Fair Market Sales Value of the Production System (without giving effect to such termination) as of the scheduled expiration of the Basic Lease Term or (6) subject to the following sentence, the Lessee shall have failed to provide the Owner Participant, by the 10th Business Day preceding the Termination Date, with an opinion of tax counsel selected by the Lessee but reasonably acceptable to the Owner Participant to the effect that the termination of this Lease with respect to such Significant Portion will not result in a greater risk of an unindemnified tax liability on the part of the Owner Participant than it would have had if such termination had not occurred (other than any tax liability of the Owner Participant with respect to the inclusion in the taxable income of the Owner Participant of the Termination Value payable with respect to such Significant Portion). The Lessee shall be deemed to have failed to provide the opinion referred to in clause (6) above if the Owner Participant provides the Lessee by the later of (x) 10 Business Days after receipt of the opinion referred to in clause (6) above and the approval by the Lessee of the Owner Participant's choice of counsel and (y) the 5th Business Day preceding the Termination Date an opinion of tax counsel selected by the Owner Participant and reasonably acceptable to the Lessee to the contrary and describing in reasonable detail the increased risk of unindemnified tax liability. If the Lessee shall, at any time after the delivery of a notice of termination pursuant to Section 7.2 and prior to the Termination Date, be precluded from terminating this Lease by reason of the second proviso to the second preceding sentence, the Lessee shall be deemed to have revoked its notice of termination pursuant to Section 7.2.

          7.2. Notice of Termination. In order to exercise its right to terminate this Lease as provided in this Section 7, the Lessee shall provide the Lessor, the Owner Participant and the Indenture Trustee with (i) notice in writing at least 90 days but not more than 545 days prior to the Basic Rent Payment Date as of which the Lessee is electing to terminate this Lease with respect to the Undivided Interest or a Significant Portion thereof (the "Termination Date"), such notice to specify (a) whether the Lessee is electing to terminate this Lease pursuant to clause (i) (an election pursuant to such clause (i) being referred to herein as an "Obsolescence Termination Election") or clause (ii) (an election pursuant to such clause (ii) being referred to herein as a "Special Termination Election") of Section 7.1, (b) if the Lessee is electing a termination under clause (i) of Section 7.1, whether the Lessee is electing to terminate this Lease with respect to the Undivided Interest or a Significant Portion thereof, (c) if the termination election is with respect to a Significant Portion of the Undivided Interest, a description of such Significant Portion, (d) the Termination Date and (e) the Termination Value for the Undivided Interest or such Significant Portion, as the case may be, as of the Termination Date and (ii) an Officer's Certificate of the Lessee as to the determinations referred to in Section 7.1. Unless the Lessor shall have elected to retain the Undivided Interest pursuant to Section 7.4, the Lessee may, at its option by written notice to the Lessor at any time prior to the 30th day prior to the Termination Date, revoke any such notice of termination, in which event this Lease shall not terminate and the reasonable out-of-pocket expenses incurred by the Lessor, the Owner Participant and the Indenture Trustee in connection therewith shall be borne by the Lessee; provided, however, that the Lessee shall have no obligation to so reimburse the Lessor or the Owner Participant if such notice of revocation is given (or deemed to have been given pursuant to the penultimate sentence of Section 7.4) as a result of the Lessor's failure to make the payments required to be made by it under Section 7.4); and, provided, further, that the Lessee may revoke any such notice of termination on only two occasions.

          7.3. Sale of Undivided Interest or Significant Portion; Termination Payment. (a) (i) Subject to Section 7.4, if the Lessee shall have made an Obsolescence Termination Election, the Lessee shall, as nonexclusive agent for the Lessor, use commercially reasonable efforts to solicit bids for the cash purchase of all of the Lessor's right, title and interest in and to the Undivided Interest or the Significant Portion thereof, as the case may be, on the Termination Date. The Lessor may also solicit bids for the cash purchase of all of Lessor's right, title and interest in and to the Undivided Interest or the Significant Portion thereof, as the case may be, on the Termination Date independent of the Lessee. The Lessee shall certify in writing to the Lessor within ten days after the Lessee's receipt of each bid the amount and terms of each bid received by it and the name and address of the Person submitting such bid. Subject to Section 7.4, in the event that the Lessee or the Lessor shall have obtained any such bids from any Person other than the Lessee or an Affiliate of the Lessee, the Lessor shall sell all of its right, title and interest in and to the Undivided Interest or such Significant Portion, as the case may be, on the Termination Date to such Person which shall have submitted the highest bona fide cash bid. Upon payment to the Lessor of the purchase price in immediately available funds (and all other amounts due pursuant to the next sentence) on the Termination Date, the Lessor shall sell to the highest bona fide bidder all right, title and interest of the Lessor in and to the Undivided Interest or such Significant Portion, as the case may be, as is and where is, free and clear of Lessor's Liens and Owner Participant's Liens but otherwise without representation, warranty or recourse. In the case of an Obsolescence Termination Election with respect to the Undivided Interest, this Lease and the obligations of the Lessee hereunder (other than those obligations which are expressly stated to survive termination of this Lease) shall terminate and, in the case of an Obsolescence Termination Election with respect to a Significant Portion of the Undivided Interest, the Lessee's obligations under this Lease (other than those obligations which are expressly stated to survive termination of this Lease) shall terminate only with respect to such Significant Portion, in each case, concurrently with such sale and such payment. As a condition to the sale of the Undivided Interest or a Significant Portion thereof, as the case may be, pursuant to the second preceding sentence, the Lessee shall pay on the Termination Date to the Lessor, in immediately available funds, (i) an amount equal to the excess, if any, of (A) the Termination Value for the Undivided Interest or such Significant Portion, as the case may be, as of the Termination Date over (B) the proceeds of such sale net of the reasonable out-of-pocket expenses incurred by the Lessor and the Owner Participant in connection with such sale, (ii) all Basic Rent due and owing on or prior to the Termination Date (but excluding, in the case of an Obsolescence Termination Election with respect to the Undivided Interest, any Basic Rent payable in advance on the Termination Date and, in the case of an Obsolescence Termination Election with respect to a Significant Portion of the Undivided Interest, that portion of Basic Rent payable in advance on the Termination Date equal to the product of the Original Cost of such Significant Portion and the percentage set forth in Column B (Advance Rent) of Schedule 1 opposite such Termination Date),
(iii) all Supplemental Rent due and owing on or prior to the Termination Date and any other accrued Supplemental Rent as to which there is no dispute. On the Termination Date, the Lessor shall, at the Lessee's expense, execute and deliver to such Person a bill of sale or assignment and such other instruments, documents and opinions as such Person or the Lessee may reasonably request to evidence the valid consummation of such transfer and shall, at the Lessee's expense, take such actions under Section 6.03 of the Indenture as the Lessee may reasonably request. The Lessee shall not enter into any transaction with the purchaser (or transferee thereof) of the Undivided Interest or a Significant Portion thereof whereby the Lessee or any Affiliate of the Lessee obtains the use of the Undivided Interest or such Significant Portion thereafter; provided, however, that nothing in this Section 7 shall be construed as prohibiting Enserch Exploration (or any Affiliate thereof) from exercising its rights (other than its rights to purchase the Undivided Interest or such Significant Portion) under the Operating Agreement.

          (ii) If the Lessee shall have made a Special Termination Election, the Lessee shall on the Termination Date pay to the Lessor, in immediately available funds, (A) an amount equal to the Termination Value for the Undivided Interest as of the Termination Date, (B) all Basic Rent due and owing on or prior to the Termination Date (but excluding any Basic Rent payable in advance on the Termination Date) and (C) all Supplemental Rent due and owing on or prior to the Termination Date and any other accrued Supplemental Rent as to which there is no dispute. Upon such payment, the Lessor shall sell to the Lessee or its designee, for disposition in accordance with the applicable provisions of the Operating Agreement, all right, title and interest of the Lessor in and to the Undivided Interest, as is and where is, free and clear of Lessor's Liens and Owner Participant's Liens but otherwise without representation or warranty or recourse. This Lease and the obligations of the Lessee hereunder (other than the obligations of the Lessee set forth in the immediately following sentence or which are expressly stated to survive the termination of this Lease) shall terminate concurrently with such sale and such payment. The Lessee hereby agrees that (1) promptly following the conveyance of all of Lessor's right, title and interest in and to the Undivided Interest pursuant to the first sentence of this subparagraph (ii), Enserch Exploration shall use its reasonable efforts as Operator under the Operating Agreement to cause the disposition of the Production System in accordance with the terms of the Operating Agreement,
(2) any such disposition shall not result in the Lessee or any Affiliate of the Lessee obtaining the ownership or use of the Undivided Interest and (3) the Lessee shall, promptly following the disposition of the Production System pay to the Lessor an amount equal to the excess, if any, of (x) the proceeds of the sale of the Production System allocated to Enserch Exploration under Exhibit C to the Operating Agreement net of expenses incurred in respect of such sale (including, without limitation, any reasonable commissions or other reasonable fees payable to any brokers that are not the Lessee, the Operator or any Affiliates thereof) allocated to Enserch Exploration under Exhibit C to the Operating Agreement over (y) the Termination Value paid to the Lessor pursuant to this Section 7.3(a)(ii). In performing its obligation to dispose of the Undivided Interest pursuant to the preceding sentence, the Lessee shall act in a commercially reasonable manner as if it were the owner of the Undivided Interest entitled to retain all proceeds of the disposition. On the Termination Date, the Lessor shall, at the Lessee's expense, execute and deliver to the Lessee

(or its designee) a bill of sale or assignment and such other instruments, documents and opinions as the Lessee may reasonably request to evidence the valid consummation of the transfers effected pursuant to this Section 7.3(a)
(ii) and shall, at the Lessee's expense, take such actions under Section 6.03 of the Indenture as the Lessee may reasonably request.

          (b) In the event that (i) the Lessee shall have exercised (or shall be deemed to have exercised pursuant to the last sentence of Section 7.1 or the penultimate sentence of Section 7.4) its right to revoke its notice of termination pursuant to Section 7.2 or (ii) the highest bona fide bidder under
Section 7.3(a) shall have failed to purchase all of Lessor's right, title and interest in and to the Undivided Interest pursuant to Section 7.3(a), then, unless the Lessor shall have retained the Undivided Interest pursuant to Section 7.4, this Lease shall remain in full force and effect.

          7.4. Retention of Undivided Interest by Lessor. If the Lessee shall have made an Obsolescence Termination Election with respect to the Undivided Interest or any Significant Portion thereof, the Lessor may elect to retain rather than sell the Undivided Interest or (to the extent consistent with the Operating Agreement) such Significant Portion pursuant to Section 7.3(a)(i) by giving irrevocable notice to the Lessee and the Indenture Trustee no earlier than 45 nor later than 30 days prior to the Termination Date. If the Lessor so elects to retain the Undivided Interest, on the Termination Date (a) the Lessor shall pay to the Indenture Trustee an amount equal to the unpaid principal amount of, and accrued and unpaid interest on, the Secured Notes then Outstanding to the date of payment, provided that if the Lessee has elected to terminate this Lease with respect to a Significant Portion of the Undivided Interest, the Lessor shall pay only a pro rata portion of such amount, which pro rata portion will be determined in accordance with the provisions of Section 7.5 hereof, and (b) the Lessee shall pay to the Lessor or the Person entitled thereto as provided in the Operative Documents (i) all Basic Rent due and owing on or prior to the Termination Date (but excluding all Basic Rent payable in advance on the Termination Date) and (ii) all Supplemental Rent due and owing on or prior to the Termination Date and any other accrued Supplemental Rent as to which there is no dispute, but the Lessee shall not be required to pay any amounts pursuant to Section 7.3. Upon payment of the amounts due pursuant to clause (b) of the preceding sentence, this Lease and the obligations of the Lessee hereunder (other than those obligations which are expressly stated to survive the termination of this Lease) shall terminate, and the Lessor shall, at the Lessee's expense, execute and deliver to the Lessee on the Termination Date such instruments as the Lessee shall reasonably request to evidence the termination of this Lease. In the event the Lessor fails to pay the amounts specified in clause (a) of the second sentence of this Section 7.4 or the Lessee fails to pay the amounts specified in clause (b) of such sentence, the Lessee shall be deemed to have revoked its notice of termination pursuant to
Section 7.2. If the Lessor shall fail to perform any of its obligations pursuant to this Section 7.4 and as a result thereof this Lease shall not be terminated on a proposed Termination Date, the Lessor shall thereafter no longer be entitled to exercise its election to retain the Undivided Interest upon any subsequent Obsolescence Termination Election pursuant to this Section 7 and Lessee may at its option at any time thereafter submit a new termination notice pursuant to Section 7.2.

          7.5. Calculation of Original Cost. If (x) the Lessee has elected to terminate this Lease with respect to a Significant Portion of the Undivided Interest pursuant to this Section 7 or (y) (i) an Event of Loss has occurred with respect to a Significant Portion of the Undivided Interest and (ii) the Lessee has elected to pay Stipulated Loss Value in respect of such Significant Portion, the Original Cost of such Significant Portion shall be determined as follows:

          (a) The Original Cost of that portion of such Significant Portion consisting solely of the Lessor's Share of any Major Component in its entirety shall be an amount equal to the sum of the Original Cost (as defined in clause (i) of the definition of Original Cost) of the Lessor's Share of each such Major Component; and

          (b) The Original Cost of that portion of such Significant Portion consisting of the Lessor's Share of (i) any Component or (ii) any Replacement Component which has replaced such Component in accordance with this Lease (other than, in the case of (i) and (ii), respectively, any Component that is part of a Major Component to which paragraph (a) above applies and any Replacement Component which has replaced such Component in accordance with this Lease) shall be in an amount agreed to by the Lessor and the Lessee; provided, however, that if the Lessor and the Lessee cannot agree as to the Original Cost of the Lessor's Share of any such Component
     (or Replacement Component) by the 30th day following (x) the issuance of a notice of such termination pursuant to Section 7.2 or (y) the receipt by the Lessor of notice from the Lessee of the occurrence of such Event of Loss, as the case may be, such Original Cost shall be determined by the Appraisal Procedure.

The Original Cost of the Significant Portion of the Undivided Interest with respect to which this Lease is being terminated or which has suffered an Event of Loss shall be an amount equal to the sum of the amounts obtained in paragraphs (a) and (b) above.

          SECTION 8.  RELINQUISHMENT OF POSSESSION
                      AND USE OF UNDIVIDED INTEREST.

          8.1. Return of Undivided Interest. Unless the Undivided Interest shall have been transferred to the Lessee pursuant to this Lease, the Lessee, at its own expense, shall, subject to the terms and conditions of the Operating Agreement and the Agency and Support Agreement, relinquish possession and use of the Undivided Interest to the Lessor or to any transferee or assignee of the Lessor upon the expiration or termination of the Lease Term by surrendering the same to the Lessor or such transferee or assignee at the respective locations of the Major Components thereof. Upon the return of the Undivided Interest pursuant to this Section 8.1, (x) the Production System shall be (i) if Enserch Exploration or any of its Affiliates is then the Operator or the operator of the Production System, in at least as good condition as required by Section 11.1 or
(ii) if neither Enserch Exploration nor any of its Affiliates is then the Operator or the operator of the Production System, in at least as good condition as the Production System would be if it were maintained by a prudent operator which is in the business of maintaining and operating facilities similar to the Production System (which operator does not discriminate in such maintenance based on the leased status of the Production System or otherwise (including, without limitation, any discrimination with respect to the installation of Modifications required by Governmental Rules that may be phased in over a period of time that commences prior to and extends beyond the end of the Lease Term)), in compliance in all material respects with all then applicable Governmental Rules (including, without limitation, all Environmental Laws) and in such condition as will entitle the Platform to the same classification and rating from the

Classification Society which the Platform had from American Bureau of Shipping on the Closing Date (subject to any reduction in classification and rating resulting from the age of the Platform). In addition, upon the return of the Undivided Interest, the Undivided Interest shall be free and clear of all Liens other than the Liens described in clauses (a), (b) (other than Indenture Trustee's Liens), (f), (g), (to the extent removed within 60 days after such return) (i) and (j) of the definition of Permitted Liens. If the Lessee elects or is required to return the Undivided Interest, then, subject to the restrictions set forth in Section 11.5 of the Participation Agreement, not more than 180 days nor less than 60 days prior to the Lease Termination Date, the Lessee shall, at its sole cost and expense, provide the Lessor, the Owner Participant and, if the Lien of the Indenture has not been discharged, the Indenture Trustee (1) a report of an engineer selected by the Lessee and reasonably acceptable to the Lessor certifying that the Undivided Interest is in the condition and state of repair and maintenance required by all then applicable Governmental Rules, together with such inspection reports, tests, and other data reasonably adequate to substantiate the conclusion reached in such report, or, if the Undivided Interest is not in the condition and state of repair and maintenance required by all then applicable Governmental Rules, such engineer shall provide a list of any discrepancies in such condition, and the Lessee, at its sole cost and expense, shall cause any such discrepancies to be fully corrected prior to the return of the Undivided Interest, (2) an inspection report by an environmental consulting firm selected by Lessee and satisfactory to the Lessor certifying that the Production System is in compliance with all applicable Environmental Laws and that the condition and operation of the Production System are such that the Lease shall not be subject to any Environmental Claim, (3) a reserve report with respect to the Unit Reserves prepared by an independent consulting firm selected by the Lessee and reasonably acceptable to the Lessor and (4) a list of all of the Lessee's permits necessary for the use, operation and maintenance of the Production System. The obligations of the Lessee under this Section 8.1 shall survive the termination of this Lease.

          SECTION 9.  QUIET USE AND ENJOYMENT;
                      DISCLAIMER OF WARRANTIES.

          9.1. Quiet Use and Enjoyment. Unless a Lease Event of Default shall have occurred and be continuing and the Lessee shall have been notified of such Event of

Default, the Lessee shall be entitled to the quiet use and enjoyment of the benefits of the Undivided Interest including the right to uninterrupted possession and use of the Undivided Interest and the Lessor agrees not to take or permit any Person (other than the Indenture Trustee, the Loan Participants or any Person claiming by, through or under the Indenture Trustee or any Loan Participant) lawfully claiming by, through or under it to take any action which interferes with such quiet use or enjoyment or such possession or use or the rights of any sublessee or assignee to such quiet use or enjoyment or such possession or use under any sublease or assignment permitted hereunder (it being agreed that, without limiting the liability of any Loan Participant, the Indenture Trustee or any Person claiming by, through or under the Indenture Trustee or any Loan Participant for any action taken by it in violation of the covenant contained in this sentence, neither the Owner Participant nor the Grantor Trustee shall have any liability for any such action taken by any Loan Participant, the Indenture Trustee or any Person claiming by, through or under the Indenture Trustee or any Loan Participant unless such action was taken at the direction of the Owner Participant or the Grantor Trustee acting upon the express written instructions of the Owner Participant acting in violation of the Operative Documents). Without limiting the foregoing, the Lessor (for itself and its successors and assigns, it being agreed that the following provisions of this sentence run with the Undivided Interest and shall be binding on any transferee or assignee of the whole or any part of the Undivided Interest) hereby waives the right to bring any action for partition of the Production System or the Lessor's interest therein and hereby covenants that, for so long as there are economically producible oil, gas or other hydrocarbon reserves in the Unit Area ("Unit Reserves"), the Lessor shall not (i) resort to any action at law or in equity to partition the Production System, (ii) interfere in any manner with the quiet use and enjoyment by the Other Owner of the Other Undivided Interest or the Other Percentage Owner of the Other Percentage Undivided Interest, or (iii) permit the Production System to be sold, removed or abandoned such that it is made unavailable to produce the Unit Reserves. The Other Owner, the Other Percentage Owner and their respective successors and assigns shall be third-party beneficiaries of the Lessor's waiver and covenants contained in the immediately preceding sentence. The Lessor agrees that any transferee of the Lessor's interest in the Undivided Interest shall agree in writing to be bound by the provisions of the second preceding sentence. In addition, the Lessor (for itself and its successors and assigns) agrees that its interest in the Production System will be bound by the terms of the Operating Agreement.

          9.2. Disclaimer of Warranties. Neither the Trust Company in its individual capacity or as Grantor Trustee nor the Owner Participant makes any representations or warranties whether written, oral or implied, with respect to the Undivided Interest, the Production System, or any part thereof, except as expressly set forth in Section 6 or 8 of the Participation Agreement or in any Officer's Certificate of the Trust Company, the Grantor Trustee or the Owner Participant, in each case delivered pursuant to the Participation Agreement. As between the Lessor and the Lessee, execution by the Lessee of this Lease shall be conclusive proof of the Lessee's acceptance of the Undivided Interest for all purposes hereof and of the commencement of this Lease with respect thereto and that the Undivided Interest is satisfactory to the Lessee in all respects. THE LESSEE ACKNOWLEDGES THAT THE LESSOR IS NOT A MANUFACTURER OR DEALER IN PROPERTY OF THE KIND OF THE PRODUCTION SYSTEM OR THE COMPONENTS THEREOF AND THE LESSOR LEASES AND THE LESSEE TAKES THE UNDIVIDED INTEREST AND EACH PART THEREOF AS IS AND WHERE IS, WITH ALL FAULTS (WHETHER OR NOT DISCOVERABLE), AND SUBJECT TO ALL APPLICABLE LAWS (INCLUDING ENVIRONMENTAL LAWS) AND NEITHER THE TRUST COMPANY IN ITS INDIVIDUAL CAPACITY OR AS GRANTOR TRUSTEE NOR THE OWNER PARTICIPANT SHALL BE DEEMED TO HAVE MADE, AND THE TRUST COMPANY IN ITS INDIVIDUAL CAPACITY AND AS GRANTOR TRUSTEE HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY OTHER THAN THOSE REFERRED TO IN THE SECOND PRECEDING SENTENCE, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE PRODUCTION SYSTEM OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, THE ABILITY OF THE PRODUCTION SYSTEM TO PERFORM ANY FUNCTION, TITLE TO THE PRODUCTION SYSTEM OR ANY PART THEREOF, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. THE LESSEE CONFIRMS THAT IT HAS SELECTED THE PRODUCTION SYSTEM AND EACH PART THEREOF ON THE BASIS OF ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS RELIANCE IN CONNECTION WITH SUCH SELECTION UPON ANY STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY THE LESSOR OR THE OWNER PARTICIPANT. The provisions of this Section 9.2 have been negotiated and, except as expressly set forth in Sections 6 and 8 of the Participation Agreement or in any Officer's Certificate of the Grantor Trustee, the Trust Company or the Owner Participant, the foregoing provisions are intended to be a complete exclusion and negation of any representation or warranty by the Lessor or the Owner Participant, express or implied, with respect to this Lease, the Production System, the Undivided Interest or any part thereof that may arise pursuant to any law now or hereafter in effect or otherwise. Nothing contained in this Section 9.2 shall be construed as a waiver of any warranty or other claim against any manufacturer, supplier, dealer, vendor, contractor, subcontractor or installer.

          9.3. Enforcement of Warranties. The Lessor hereby appoints and constitutes the Lessee its agent and attorney-in-fact during the Lease Term to assert and enforce, from time to time, in its sole discretion, in the name and for the account of the Lessor and the Lessee, as their interests may appear, but in all cases at no cost or expense to the Lessor, whatever claims and rights the Lessor may have as the lessor of the Undivided Interest against any manufacturer or vendor of any Component or Replacement Component of the Production System; provided, however, that if this Lease shall have been declared in default pursuant to Section 16.1, such power of attorney shall, at the option of the Lessor, terminate and the Lessor may assert, at the Lessee's expense, such claims and rights.

          SECTION 10.  LIENS.

          The Lessee will not, directly or indirectly, create, incur, assume or suffer to exist any Liens on or with respect to all or any part of the Undivided Interest, title thereto or any interest therein, other than Permitted Liens, and the Lessee promptly, at its own expense, will take such actions as may be necessary duly to discharge any such Lien not excepted above.

          SECTION 11.  OPERATION AND MAINTENANCE;
          INSPECTION; MODIFICATIONS;
          REPLACEMENTS; PERSONNEL;
          SALVAGE; FUEL; IDENTIFICATION.

          11.1. Operation and Maintenance. So long as the Operating Agreement is in effect, the Lessee will at its own expense maintain and operate the Production System in accordance with the applicable provisions of the Operating Agreement. At all other times, the Lessee shall, at its own expense, for the Lease Term, operate and maintain (or cause the operator thereof to operate and maintain) the Production System in accordance with the Lessee's established maintenance, rebuild and repair programs (and without discriminating against the Production System based on the leased, rather than owned, status of the Undivided Interest or otherwise, including, without limitation, any discrimination with respect to the installation of Modifications required by Governmental Rules that may be phased in over a period of time that commences prior to and extends beyond the end of the Lease Term) so as to keep the Undivided Interest (a) in good working order and condition, ordinary wear and tear excepted, (b) in compliance in all material respects with all applicable Governmental Rules and Governmental Actions and the requirements of any insurance policy required to be maintained pursuant to Section 13 hereof, to the extent any such insurance policy expressly requires certain maintenance activities; provided, however, that the Lessee shall not be obligated to comply with any Governmental Rule or Governmental Action (i) whose application or validity is being contested diligently and in good faith by appropriate proceedings, (ii) compliance with which shall have been excused or exempted by a nonconforming use permit, waiver, extension or forbearance exempting it from such Governmental Rule or Governmental Action but only to the extent that the Lessee's noncompliance is in accordance therewith and the Lessee shall nevertheless be required to comply with such Governmental Rule or Governmental Action if such nonconforming use permit, waiver, extension or forbearance would not be effective to exempt the Lessor or its designee from compliance with such Governmental Rule or Governmental Action upon the return of the Undivided Interest in accordance with Section 8, (iii) if good faith efforts and appropriate steps are being taken to comply (in which case such compliance shall be effected prior to the date the Undivided Interest is to be returned to the Lessor hereunder), or (iv) if failure of compliance (individually and in the aggregate with all other instances of continuing noncompliance by the Lessee) would result in no material adverse consequences to the Lessee, so long as, in the case of each of clauses (i) through (iv) of this proviso, neither such failure of compliance nor such contest shall result in any material risk or danger of (1) the sale, forfeiture or loss of any material part of or interest in the Production System or the Undivided Interest, the Trust Estate or the Indenture Estate or title thereto or interest therein, (2) any interference with the payment of Rent when due, or (3) the imposition of any criminal liability on the part of, or any other material adverse effect on, the Lessor, the Owner Participant, the Trust Estate, the Indenture Estate or the Undivided Interest,
(c) with respect to the Platform, in compliance with recognized maintenance standards for other comparable platforms in the Gulf of Mexico, (d) with respect to the Platform, in compliance with the American Petroleum Institute guidelines for inspection and repair of platforms and (e) with respect to the Platform, in compliance with the existing classification for the Platform issued by the Classification Society.

          11.2. Inspection and Reports. The Lessor, the Owner Participant and the Indenture Trustee (and their respective authorized representatives) shall have the right to inspect the Production System and the books and records of the Lessee relating thereto to the extent provided in, and subject to the restrictions set forth in, Sections 10.7 and 11.5 of the Participation Agreement. The Lessor, the Owner Participant and the Indenture Trustee shall receive copies of the SEC reports and financial statements of the Lessee as provided in Section 10.2 of the Participation Agreement.

          11.3. Required Modifications. So long as the Operating Agreement is in effect, the Lessee shall have the right, subject to the last sentence of this
Section 11.3, to propose, or approve all Modifications to the Production System in accordance with the provisions of the Operating Agreement and the Lessee shall take all actions thereunder which may be required to make (or cause to be made) all Severable and Nonseverable Modifications to the Production System as may be required from time to time to comply in all material respects with the requirements of all applicable Governmental Rules and Governmental Actions. At all other times, (i) the Lessee shall make (or cause to be made) all Severable and Nonseverable Modifications to the Production System as may be required from time to time to meet the requirements of clause (b) of Section 11.1 or to maintain any insurance coverage required by Section 13.1 (subject to the qualifications set forth in such Section) unless the Lessee shall have made an irrevocable election to terminate this Lease pursuant to Section 7.2; provided, that if for any reason this Lease is not terminated on the applicable Termination Date, the provisions of this Section 11.3 shall be automatically reinstated. The Lessee shall complete (or cause to be completed) all Modifications in a good and workmanlike manner, with reasonable dispatch and in a manner which does not decrease the value of the Production System (except to a de minimis extent) or decrease the remaining useful life or utility of the Production System or cause the Production System to become "limited use property" within the meaning of Revenue Procedure 76-30.

          11.4. Optional Modifications. The Lessee may, at no expense to the Lessor, make (or cause or allow to be made) such other Severable and Nonseverable Modifications to the Production System not required by Section 11.3 as do not (i) decrease the value (except to a de minimis extent) or utility of the Production System or decrease the remaining useful life or cause the Production System to become "limited use property" within the meaning of Revenue Procedure 76-30 or (ii) alter the primary function of the Production System (namely to drill and produce oil and gas), taken as a whole, to a function other than its primary function on the Closing Date.

          11.5. Title to Modifications; Purchase Option for Severable Modifications. (a) Title to the Lessor's Share of all Modifications to the Production System shall vest in the Head Lessor or any Person designated by the Head Lessor and shall automatically become part of the Production System and the Undivided Interest and become subject to the Head Lease (unless the Head Lease has been terminated) and this Lease; provided, that if the Head Lease shall have been terminated, title to the Lessor's Share of all Nonseverable Modifications and all Severable Modifications required by any Governmental Rule or Government Action, shall vest in the Lessor or any Person designated by the Lessor and shall automatically become part of the Production System and the Undivided Interest and become subject to this Lease. The Lessee may remove (or allow to be removed) any Severable Modification to the Production System not required by any Governmental Rule or Governmental Action prior to or upon the expiration of the Lease Term; provided, however, the Lessee shall repair promptly any material damage to the Production System from such removal.

          (b) An undivided interest equal to the Lessor's Share of (i) Severable Modifications to the Production System required by any Governmental Rule or Governmental Action and (ii) Nonseverable Modifications to the Production System shall automatically become part of the Production System and the Undivided Interest and become subject to the Head Lease (unless the Head Lease has been terminated) and this Lease.

          (c) The Lessee's Share of all Severable Modifications to the Production System other than those required by any Governmental Rule or Governmental Action shall automatically vest in the Lessee.

          (d) Provided that the Lessor's right, title and interest in the Undivided Interest has not been transferred to the Lessee pursuant to this Lease, the Lessor shall have the option, at the expiration of the Lease Term, to purchase the Lessor's Share of any Severable Modification to the Production System not theretofore removed by Lessee pursuant to Section 11.5(a) (i) which was not required by any Governmental Rule or Governmental Action, (ii) title to the Lessor's Share of which is in the Lessee or any Affiliate of the Lessee on the last day of the Lease Term and (iii) which is necessary for the economic operation of the Production System and (iv) which is not commercially available for purchase by the Lessor, at a purchase price equal to the Fair Market Sales Value of such Lessor's Share as of such date. During the final year of the Lease Term, the Lessee shall not remove any such Severable Modification. On or prior to the 180th day prior to the expiration of the Lease Term, the Lessee shall provide the Lessor with a list of the Severable Modifications it intends to remove. The Lessor may exercise its option to purchase such Severable Modifications by written notice to such effect delivered to the Lessee at least 30 days prior to expiration of the Lease Term. The Lessor and the Lessee shall attempt to agree upon the Fair Market Sales Value of such undivided interest in any such Severable Modification as of the expiration of the Lease Term. If the Lessor and the Lessee shall fail to agree within 15 days after such written notice, such Fair Market Sales Value of any such undivided interest shall be determined by the Appraisal Procedure (except that the time periods set forth in the definition of Appraisal Procedure shall be accelerated so that the Appraisal Procedure is complete at least 20 days prior to the expiration of the Lease
Term). If the Lessor shall have exercised its option to purchase an undivided interest in any Severable Modification to the Production System pursuant to this
Section 11.5(d), the Lessee, if requested by the Lessor, shall furnish (or cause to be furnished) to the Lessor a bill of sale or assignment, in form and substance reasonably satisfactory to the Lessor, conveying the right, title and interest of the Lessee (or its Affiliate) in and to such Severable Modification, free and clear of all Liens (other than Permitted Liens described in clauses
(a), (b) (other than Indenture Trustee's Liens), (f), (g), (i) and (j) of the definition thereof), to the Lessor.

          11.6. Payment for Modifications and Replacement Components. (a) The Lessee shall be permitted at any time to finance the cost of any Severable Modification to the Production System not required by any Governmental Rule or

Governmental Action, directly or indirectly, including, without limitation, on a third party ownership basis.

          (b) If the Lessee intends to seek financing for the cost of any Severable Modification to the Production System that is required by any Governmental Rule or Governmental Action to be made or any Nonseverable Modification to the Production System, the Lessee shall first provide the Lessor and the Owner Participant with written notice of such Modification at least 45 days prior to the date of such proposed financing. The cost of the Lessor's Share of such Modification may be financed through the issuance of Additional Notes as provided in Section 14 of the Participation Agreement and subject to the conditions set forth therein.

          11.7. Replacement of Components; Title to Components; Removal of Property. (a) Any Component or Replacement Component may be removed and replaced with a Replacement Component and, upon such replacement, the Lessee (or its designee) shall be entitled to retain the amount of the net proceeds of any sale or disposition of any such removed Component or Replacement Component. Any such Replacement Components shall be free and clear of all Liens, except Permitted Liens, and in as good operating condition as, and with a value and utility (and, in the case of Major Components, useful life) at least equal to, the Components or Replacement Components replaced, assuming such replaced Components or Replacement Components were in at least the condition and repair required to be maintained hereunder and shall not, individually or in the aggregate, adversely affect the Production System's useful life. Immediately upon any Replacement Component becoming incorporated in the Production System, without further act, (i) title to the Lessor's Share of such Replacement Component thereupon shall vest in the Head Lessor (or, if the Head Lease is no longer in effect, the Lessor) or such Person as shall be designated by the Head Lessor (or, if the Head Lease is no longer in effect, the Lessor), (ii) the Lessor's Share of such Replacement Component shall become subject to the Head Lease (unless the Head Lease has been terminated) and the Lien of the Indenture and to this Lease and shall be deemed a part of the Production System and the Undivided Interest for all purposes thereof and hereof to the same extent as the Lessor's Share of the Component or Replacement Component it replaced and (iii) title to the Lessor's Share of such removed Component or Replacement Component shall remain in the Head Lessor (or, if the Head Lease shall have been terminated, shall vest in the Lessee) or such Person as shall be designated by the Head Lessor (or, if applicable, the Lessee) and shall be free and clear of all rights of the Lessor and the Indenture Trustee and shall no longer be deemed a Component or a Replacement Component hereunder.

          (b) If, at any time during the Lease Term, the Lessee shall conclude that any property included in the Production System is obsolete, redundant or unnecessary and can be removed without diminishment of the value or utility of the Production System or reduction of the remaining useful life of the Production System and without causing the Production System to become "limited use property" within the meaning of Revenue Procedure 76-30, the Lessee may remove (or allow to be removed) such property. In addition, notwithstanding anything contained in this Lease to the contrary, if an event occurs with respect to any Component or Components which would constitute an Event of Loss if such event occurred with respect to the Production System or a Significant Portion thereof, the Lessee shall have no obligation to pay any Stipulated Loss Value in respect of, or to otherwise replace or repair, such Component or Components, so long as, in the Lessee's reasonable judgment (i) such Component is not a Significant Portion and (ii) such Component or Components are not material to the overall operation of the Production System.

          11.8. Employment of Personnel. Solely as between the Lessor and the Lessee, the master, officers and crew of the Platform and all other persons at any time on board the Platform shall be deemed to be engaged and employed exclusively by the Lessee and shall be deemed to be and remain the Lessee's servants, navigating and working the Platform solely on behalf of and at the risk of the Lessee. THIS SECTION 11.8 SHALL NOT BE DEEMED TO CREATE ANY RIGHT IN, OR TO BE FOR THE BENEFIT OF, ANY THIRD PARTY.

          11.9. Salvage. The Lessor shall not have any interest in any salvage monies earned by the Platform or received by the Lessee or the Operator. The Lessee assumes and shall satisfy all costs and liabilities incurred in connection with all salvage services rendered by the Platform.

          11.10. Fuel, Oil, Etc. The Lessor acknowledges that such fuel, lubricating oil and unbroached consumable stores as may be on board the Platform at the time of its delivery to the Lessee hereunder and allocable to the Undivided Interest will be the property of the Lessee.

          11.11. Identification of Platform. At all times until the expiration or termination of this Lease, the Lessee shall cause to be placed and kept prominently displayed in the chart room of the Platform a notice, in English, framed under glass, printed in plain type of such size that the paragraph of reading matter thereof shall cover a space not less than six inches wide by nine inches high, reading as follows:

          "NOTICE OF MORTGAGE AND CHARTER"

     A 19.860734412% undivided interest in this vessel is owned by Enserch Exploration, Inc., is under demise charter to Wilmington Trust Company, as the Grantor Trustee under that certain Trust Agreement (1996-B), dated as of November 15, 1996, pursuant to a Production System Lease Agreement (1996-B), dated as of November 15, 1996, and is covered by a First Priority Naval Mortgage (1996-B) dated as of November 15, 1996 in favor of Wilmington Trust Company, as Grantor Trustee. Said lease and mortgage provide that no person shall create, incur or permit to be placed or imposed upon this vessel any lien or encumbrance whatsoever except as expressly permitted therein. A copy of said lease and mortgage are carried on this vessel and must be exhibited on demand to any person having business with this vessel."

Such notice shall be changed to reflect the identity of any successor owner or mortgagee. Neither the Lessor nor Lessee shall take any action or omit to take any action that would (i) cause the Platform to cease to be documented as a vessel pursuant to the laws of the Republic of Panama, (ii) cause the Ship Mortgage on the Platform to cease to be a first priority naval mortgage under the laws of the Republic of Panama or (iii) cause the Platform to cease to be entitled to the same classification that the Platform had from the Classification Society on the Closing Date (subject to any reduction in classification and rating resulting from the age of the Platform). Except as otherwise directed by the Lessor, the Lessee shall prevent the name of any Person other than that of Enserch Exploration or any Affiliate thereof (and the other owners and secured parties with respect to the Other Undivided Interest) from being placed on any part of the Production System as a designation that reasonably might be interpreted as a claim of ownership or right to possession or use thereof.

          11.12. Reports With Respect to the Production System. The Lessee shall provide the Lessor and the Owner Participant with the following reports:
(i) promptly following receipt thereof, all written information provided to the Lessee pursuant to Section 8.2 of the Operating Agreement; (ii) concurrently with the delivery of annual financial statements pursuant to Section 10.2 of the Participation Agreement and upon expiration of the Lease Term, a report stating the total cost of all Modifications (or related group of Modifications) that cost in excess of 1% of Lessor's Cost made during such period and describing separately and in reasonable detail each such Modification made during the period from the Closing Date to December 31, 1996 in the case of the first such report and covering the immediately preceding fiscal year in the case of the remaining reports.

          11.13. Required Filings. The Lessee shall prepare and file in a timely fashion, or where the Lessor shall be required to file, the Lessee shall prepare or cause to be prepared and deliver to the Lessor within a reasonable time prior to the date for filing, any reports with respect to the Undivided Interest, or the condition or operation thereof, that shall be required to be filed with any Governmental Authority in order to comply with any Governmental Rule or Governmental Action.

          11.14. Repair of Production System. In the event of any damage to the Production System which does not constitute an Event of Loss, subject to the last sentence of Section 11.7(b), the Lessee shall, at no expense to the Lessor, as soon as commercially practicable, repair, restore or rebuild (or shall cause to be repaired, restored or rebuilt) the damaged or destroyed property so that upon completion of such repair, restoration or rebuilding, the value, utility and remaining useful life of such property shall be at least equal to the value, utility and remaining useful life of such property immediately prior to such damage or destruction, assuming such property was maintained in accordance with the terms hereof.

          SECTION 12.  EVENT OF LOSS.

          12.1. Notice of Event of Loss. If there shall occur an Event of Loss, the Lessee shall promptly notify the Lessor, the Owner Participant and the Indenture Trustee of the occurrence thereof.

          12.2. Payment of Stipulated Loss Value, Etc. (a) If an Event of Loss with respect to the Production System shall occur, the Lessee shall within 180 days of the occurrence of such Event of Loss give Lessor, the Owner Participant and the Indenture Trustee written notice of its election to either:

              (i) pay to the Lessor as compensation for such Event of Loss, on the Basic Rent Payment Date immediately following the date of such election, the Stipulated Loss Value for the Undivided Interest as of such Stipulated Loss Value Determination Date; or

              (ii) subject to compliance with this Section 12.2, replace (or cause to be replaced) the Production System with equipment of a similar type, service and use, and of equal or greater Fair Market Sales Value, residual value, remaining useful life and utility as the replaced Production System immediately prior to such Event of Loss (assuming the Production System has been maintained in accordance with the terms of this Lease).

provided that (x) the Lessee may not elect to replace the Production System if at the time of the Event of Loss or the time of election a Lease Default of the type described in Section l5(a), (b), (c) or (g) or Lease Event of Default shall have occurred and be continuing and (y) if the Lessee fails to give notice of its election to replace the Production System in the time period specified above, it shall be deemed to have elected to pay Stipulated Loss Value as specified in clause (i) above.

          If the Lessee shall have elected, or shall be deemed to have elected, the option set forth in paragraph (i) above, the Lessee shall pay simultaneously with the payment of Stipulated Loss Value all Basic Rent due and owing prior to the date of such payment, all Supplemental Rent due and owing on or prior to the date of such payment and any other accrued Supplemental Rent as to which there is no dispute and all Basic Rent payable in arrears on such Basic Rent Payment Date. Upon such payment (1) this Lease and the obligations (other than the expressly stated to survive the Termination of this Lease, including the obligations set forth in the next paragraph) of the Lessee hereunder shall terminate as of the date of such payment and (2) the Lessor shall transfer all right, title and interest of the Lessor in and to the Undivided Interest as is and where is, to the Lessee or as the Lessee shall direct, free and clear of Lessor's Liens and Owner Participant's Liens but otherwise without representation, warranty or recourse, and the Lessor shall, at the Lessee's expense, execute and deliver to the Lessee or as the Lessee shall direct a bill of sale or assignment and such other instruments and documents as the Lessee may reasonably request to evidence the valid consummation of such transfer and shall, at the Lessee's expense, take such actions under Section 6.03 of the Indenture as the Lessee may reasonably request.

          The Lessee hereby agrees that, if the Event of Loss with respect to the Production System in respect of which the Lessee has paid Stipulated Loss Value pursuant to the preceding sentence is a Special Event of Loss and such Event of Loss was caused by an act or omission of the Lessee or the Lessee and MPTM acting in concert, (A) promptly following the conveyance of the Undivided Interest pursuant to clause (2) of the preceding sentence, the Lessee shall cause the disposition of the Production System in accordance with the terms of the Operating Agreement, (B) any such disposition shall not result in the Lessee or any Affiliate of the Lessee obtaining the ownership or use thereafter of the Production System and (C) the Lessee shall, promptly following the disposition of the Production System pay to the Lessor an amount equal to the excess, if any, of (x) the proceeds of the sale of the Production System allocated to Enserch Exploration under Exhibit C to the Operating Agreement net of expenses incurred in respect of such sale (including, without limitation, any commissions or other fees payable to any brokers that are not the Lessee, the Operator or any Affiliates thereof) allocated to Enserch Exploration under Exhibit C to the Operating Agreement over (y) the Stipulated Loss Value paid to the Lessor pursuant to this Section 12.2(a). In performing its obligation to dispose of the Production System pursuant to the preceding sentence, the Lessee shall act in a commercially reasonable manner as if it were the owner of the Production System entitled to retain all proceeds of the disposition.

          (b) If an Event of Loss with respect to a Significant Portion of the Production System shall occur, the Lessee shall within 180 days of the occurrence of such Event of Loss give the Lessor, the Owner Participant and the Indenture Trustee written notice of its election to either:

              (i) pay to the Lessor as compensation for such Event of Loss, on the Basic Rent Payment Date immediately following the date of such election, the Stipulated Loss Value for the Significant Portion of the Undivided Interest suffering such Event of Loss as of such Stipulated Loss Value Determination Date; or

              (ii) subject to compliance with this Section 12.2(b) rebuild or cause to be rebuilt (or replace or cause to be replaced) the Significant Portion of the Production System suffering such Event of Loss which such rebuilt portion (or replacement portion) shall have at least the same value, utility and remaining useful life as such Significant Portion had prior to the Event of Loss (assuming the Production System has been maintained in accordance with the terms of this Lease); provided that (w) if (1) the remaining portion of the Production System not suffering such Event of Loss is not capable of functioning for its intended purpose or (2) such remaining portion constitutes "limited use property" within the meaning of Revenue Procedure 76-30 or (3) the Fair Market Sales Value of such remaining portion as of the end of such 180-day period is less than the product of (A) a fraction the numerator of which is the Lessor's Cost minus the Original Cost of the Significant Portion of the Undivided Interest suffering such Event of Loss and the denominator of which is Lessor's Cost and (B) the Fair Market Sales Value of the Production System as of the end of such 180-day period (assuming no such Event of Loss had occurred) or (4) the Original Cost of such Significant Portion together with the Original Cost of any other Significant Portion of the Undivided Interest in respect of which the Lessee has previously paid Stipulated Loss Value pursuant to this Section 12.2 or Termination Value pursuant to
     Section 7.3 shall exceed 50% of Lessor's Cost or (5) the Estimated Fair Market Sales Value of such remaining portion as of the scheduled expiration of the Basic Term is less than the product of (A) a fraction the numerator of which is the Lessor's Cost minus the Original Cost of the Significant Portion of the Undivided Interest suffering such Event of Loss and the denominator of which is Lessor's Cost and (B) the estimated Fair Market Sales Value of the Production System as of the scheduled expiration of the Basic Term (assuming no such Event of Loss had occurred) or (6) subject to the following sentence, the Lessee shall have failed to provide the Owner Participant, by the 120th day following the occurrence of such Event of Loss, with an opinion of tax counsel of recognized national standing selected by the Lessee and reasonably acceptable to the Owner Participant to the effect that the termination of this

     Lease with respect to such Significant Portion will not result in a greater risk of unindemnified tax liability on the part of the Owner Participant than it would have had if such termination had not occurred (other than any tax liability of the Owner Participant with respect to the inclusion in the taxable income of the Owner Participant of the Stipulated Loss Value payable with respect to such Significant Portion), the Lessee shall, subject to clause (y) below, be deemed to have elected the option set forth in paragraph (ii) above, (x) if the Lessee shall fail to provide such written notice within such 180-day period, the Lessee shall, unless clause
     (w) of this proviso is applicable, be deemed to have elected the option set forth in paragraph (i) above, (y) the Lessee may not elect the option set forth in paragraph (ii) during such time a Lease Default of the type described in Section 15(a), (b), (c) or (g) or Lease Event of Default shall have occurred and be continuing and (z) if the Lessee is deemed, pursuant to clause (w) above, to have elected the option set forth in paragraph (ii) above but is then prevented from electing such option pursuant to clause
     (y) above, an Event of Loss shall be deemed to have occurred with respect to the Undivided Interest. The Lessee shall be deemed to have failed to provide the opinion referred to in clause (6) above if the Owner Participant provides the Lessee by 10 Business Days after receipt of the opinion referred to in clause (6) above and the approval by the Lessee of the Owner Participant's choice of counsel an opinion of tax counsel selected by the Owner Participant and reasonably acceptable to the Lessee to the contrary and describing in reasonable detail the increased risk of unindemnified tax liability.

          Unless the Lessee shall have elected (or shall be deemed to have elected) the option set forth in paragraph (ii) above, the Lessee shall pay, simultaneously with the payment of Stipulated Loss Value pursuant to paragraph
(i) above, all Basic Rent due and owing prior to the date of such payment, all Supplemental Rent due and owing on or prior to the date of such payment and any other accrued Supplemental Rent as to which there is no dispute, and all Basic Rent due on such Basic Rent Payment Date (but excluding that portion of Basic Rent payable in advance on such Basic Rent Payment Date equal to the product of the Original Cost of the Significant Portion of the Undivided Interest suffering such Event of Loss and the percentage set forth in Column B (Advance Rent) of
Schedule 1 opposite such

Basic Rent Payment Date), whereupon (1) the obligations of the Lessee under this Lease (other than the obligations expressly stated to survive termination of this Lease, including the obligations set forth in the next sentence) shall terminate with respect to the Significant Portion of the Undivided Interest suffering such Event of Loss and (2) the Lessor shall transfer all right, title and interest of the Lessor in and to such Significant Portion, as is and where is, to the Lessee or as the Lessee shall direct, free and clear of Lessor's Liens and Owner Participant's Liens but otherwise without representation, warranty or recourse, and the Lessor shall, at the Lessee's expense, execute and deliver to the Lessee or as the Lessee shall direct a bill of sale or assignment and such other instruments and documents as the Lessee may reasonably request to evidence the valid consummation of such transfer and shall, at the Lessee's expense, take such actions under Section 6.03 of the Indenture as the Lessee may reasonably request. The Lessee hereby agrees that, if the Event of Loss with respect to a Significant Portion of the Production System in respect of which the Lessee has paid Stipulated Loss Value pursuant to the preceding sentence is a Special Event of Loss, (A) promptly following the conveyance of the Significant Portion of the Undivided Interest pursuant to clause (2) of the preceding sentence, the Lessee shall cause the disposition of the Significant Portion of the Production System suffering such Special Event of Loss in accordance with the terms of the Operating Agreement, (2) any such disposition shall not result in the Lessee or any Affiliate of the Lessee obtaining the ownership or use thereafter of the Significant Portion of the Undivided Interest suffering such Event of Loss and (3) the Lessee shall, promptly following the disposition of the Significant Portion of the Production System suffering such Event of Loss pay to the Lessor an amount equal to the excess, if any, of (x) the proceeds of the sale of such Significant Portion allocated to the Lessee under Exhibit C to the Operating Agreement net of expenses incurred in respect of such sale (including, without limitation, any commissions or other fees payable to any brokers that are not Affiliates of the Lessee or the Operator) allocated to the Lessee under Exhibit C to the Operating Agreement over (y) the Stipulated Loss Value paid to the Lessor pursuant to this Section 12.2(b). In performing its obligation to dispose of a Significant Portion of the Production System pursuant to the preceding sentence, the Lessee shall act in a commercially reasonable manner as if it were the owner of such Significant Portion of the Production System entitled to retain all proceeds of the disposition.

          (c) At the time of or prior to any replacement of the Production System, any Component or any Significant Portion, the Lessee, at its own expense, will (i) furnish the Lessor with evidence that the Head Lessor (or, if the Head Lease has been terminated, the Lessor) has title to an undivided interest equal to the Undivided Interest Percentage in the replacement Production System, Components or Significant Portion, as the case may be, free and clear of all Liens other than Permitted Liens, (ii) cause supplements to the Head Lease (unless the Head Lease has been terminated) and this Lease to be issued with appropriate modifications, subjecting such undivided interest in the replacement Production System, Component or Significant Portion, as the case may be, to the Head Lease and this Lease, such supplements to be duly authorized, executed and delivered by the parties thereto, and to be filed for recordation in the same manner as provided for the Lease and the Head Lease in Section 4.16 of the Participation Agreement, (iii) if the Platform is being replaced, cause a supplement to the Ship Mortgage subjecting such undivided interest in the replacement Platform to the Lien of the Ship Mortgage to be duly authorized, executed and delivered by the appropriate parties and cause such Ship Mortgage to be filed for recordation in the same manner as provided for the Ship Mortgage in Section 4.16 of the Participation Agreement, (iv) so long as the Indenture shall not have been satisfied and discharged, request the Lessor to execute and deliver to the Indenture Trustee a supplement to the Indenture subjecting the Lessor's interest in the replacement Production System, Components or Significant Portion, as the case may be, to the Lien of the Indenture and requesting that such Indenture Supplement be filed for recordation in the same manner as provided for the Indenture in Section 4.16 of the Participation Agreement, (v) upon the request of the Lessor, furnish the Lessor with an opinion (upon which the Indenture Trustee shall be entitled to rely) of the Lessee's counsel which counsel shall be reasonably satisfactory to the Lessor and the Owner Participant, to the effect that (t) each of the supplements to the Head Lease and the Lease referred to in clause (i) above constitutes a legal, valid, binding and enforceable obligation of (u) in the case of the supplement to the Head Lease, the Head Lessor and (v) in the case of the Lease, the Lessee (subject to customary qualifications as to bankruptcy and equitable principles),
(w) if the Platform is being replaced, the supplement to the Ship Mortgage referred to in clause (iii) above constitutes a legal, valid, binding and enforceable obligation of the Head Lessor (subject to, customary qualifications as to bankruptcy and equitable principles),

(x) legal title to such replacement Production System, Component or Significant Portion, as the case may be, has vested in the Head Lessor (or, if the Head Lease has been terminated, the Lessor), (y) such replacement Production System, Components or Significant Portion, as the case may be, is free and clear of all Liens of record, other than Permitted Liens and (z) all filings, recordings and other action necessary or appropriate to perfect and protect the Lessor's and the Indenture Trustee's respective interests in the replacement Production System, Components or Significant Portion, as the case may be, have been accomplished, (vi) upon the request of the Lessor, furnish the Lessor with an Officer's Certificate (upon which the Indenture Trustee shall be entitled to rely) certifying that as of said date, and upon consummation of the replacement, no Lease Default of the type described in Section 15(a), (b), (c) or (g) or Lease Event of Default shall have occurred and be continuing and (vii) furnish such other documents and evidence as the Lessor or its counsel may reasonably request in order to establish the consummation of the transactions contemplated by this Section 12.2, including, without limitation, evidence that the replacement Production System, Components or Significant Portion, as the case may be, has a value, utility, remaining useful life and residual value at least equal to that of the Production System, Component or Significant Portion replaced.

          12.3. Application of Other Payments upon the Occurrence of an Event of Loss. Any amounts of condemnation or requisition proceeds received at any time by the Lessor, the Indenture Trustee or the Lessee as a result of the occurrence of an Event of Loss shall be divided between the Lessee and the Lessor as their respective interests may appear or, in the case of proceeds of insurance maintained pursuant to Section 13.1(a)(ii), applied pursuant to
Section 13.3, and the amount paid to the Lessor shall reduce the amount of Stipulated Loss Value that the Lessee is required to pay to the Lessor (but not below zero) pursuant to Section 12.2 (or, if the amount of Stipulated Loss Value payable pursuant to Section 12.2 has already been paid by the Lessee, the Lessee shall be entitled to retain out of the amounts otherwise payable to the Lessor pursuant to this Section 12.3, the amount that would have been applied in reduction of the amount of Stipulated Loss Value payable by the Lessee under
Section 12.2).

          12.4. Allocation of Payments Not Relating to an Event of Loss. Payments (except for payments under Insurance policies described in Section 13) received at any time by the Lessor, the Indenture Trustee or the Lessee from any Governmental Authority or other Person with respect to any destruction, damage, Loss, condemnation, confiscation, theft or seizure of or requisition of title to or use of the Undivided Interest or any part thereof not constituting an Event of Loss shall be paid over to the Lessee or the Lessor as their interests may appear.

          12.5. Other Dispositions. Notwithstanding anything to the contrary under the Operative Documents, as long as any Lease Default of the type described in Section 15(a), (b), (c) or (g) or any Lease Event of Default shall have occurred and be continuing, any amount that otherwise would be payable to or for the account of, or that otherwise would be retained by, the Lessee pursuant to this Section 12 or otherwise under the Operative Documents shall be paid to the Corporate Grantor Trustee (or to the Corporate Indenture Trustee as long as the Undivided Interest is subject to the Lien of the Indenture) as security for the obligations of the Lessee under this Lease and, subject to the Indenture, applied against the Lessee's payment obligations hereunder when and as they become due and payable and, at such time thereafter as no Lease Default of the type described in Section 15(a), (b), (c) or (g) or Lease Event of Default shall be continuing, such amount shall, to the extent not theretofore applied as provided herein or in the Indenture, be paid promptly to the Lessee or as it may direct.

          SECTION 13.  INSURANCE.

          13.1. Coverage. (a) The Lessee, at its own cost and expense, shall carry and maintain or cause to be carried and maintained in full force and effect at all times during the Lease Term in such amounts and with such terms (including co-insurance, deductibles, limits of liability and loss payment provisions) as are customary under the Lessee's risk management programs and customary industry practices; provided that at all times during the Lease Term, the Lessee shall at a minimum maintain the following types and amounts of insurance: (i) public liability insurance against loss or damage for personal injury, death or property damage and against Claims including, without limitation, Environmental Claims arising out of or connected with the possession, use, leasing or condition of any part of the Production System in an amount of $100,000,000 for 100% interest and in such forms as are consistent with the Lessee's practice for other properties similar to the Production System owned or leased by the Lessee; (ii) all risk property insurance for the Undivided Interest in an amount equal to the lesser of Lessor's Cost and Stipulated Loss Value for the Undivided Interest; and (iii) Operator's Extra Expense coverage in such forms as are consistent with the Lessee's practice for other properties similar to the Production System owned or leased by the Lessee in an amount of $100,000,000 for 100% interest. The insurance required under clause (i), (ii) or (iii) of this
Section 13.1(a) may be subject to deductible amounts and self-insured retentions (up to an aggregate amount of $50,000,000) as is consistent with the Lessee's practice for other properties similar to the Production System owned or leased by the Lessee. Such insurance may be carried under blanket policies maintained by or on behalf of the Lessee so long as such policies otherwise comply with the provisions of this Section 13.

          (b) Any insurance carried in accordance with Section 13.1(a)(i) and
(ii) shall provide in the policy or by special endorsement that:

              (i) the Lessor, the Trust Company, the Individual Grantor Trustee, the Owner Participant, the Guarantor, the Indenture Trustee and each Loan Participant are included as additional insureds and shall provide that no such Person shall have any obligation or liability for payment of premiums;

              (ii) the insurer thereunder waives all rights of subrogation against the Lessor, the Indenture Trustee, the Owner Participant, the Guarantor, and each Loan Participant, and waives any right of set-off and counterclaim and any other right to deduction whether by attachment or otherwise;

              (iii) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of the Lessor, the Indenture Trustee, the Owner Participant, the Guarantor, and each Loan Participant;

              (iv) the respective interests of the Lessor, the Indenture Trustee, each Loan Participant, the Owner Participant, and the Guarantor under all insurance policies required hereunder shall not be invalidated by any action or inaction of the Lessee or any other Person (other than, with respect to any such insured, such insured) and such insurance shall insure the Lessor, the Indenture Trustee, each Loan Participant, the Owner Participant, and the Guarantor as their interests may appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Lessee or any other Person other than, with respect to any such insured, such insured);

              (v) if the insurers cancel such insurance for any reason whatsoever or any materially adverse change is made in policy terms or conditions, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to the Lessor, the Owner Participant, the Guarantor, each Loan Participant or the Indenture Trustee for thirty days after receipt by the Lessor, the Owner Participant, each Loan Participant or the Indenture Trustee, respectively, of written notice from such insurers of such cancellation, change or lapse;

              (vi) with respect to all liability insurance, in as much as the policies are written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of the limits of liability shall operate in the same manner as if there were a separate policy covering each insured; and

              (vii) any payment under any policy of insurance maintained pursuant to Section 13.1(a)(ii) shall be made to the Indenture Trustee so long as the Lien of the Trust Indenture shall not have been discharged, and otherwise to the Lessor as their respective interests may appear except that so long as any Lease Default of the type described in Section 15(a),
     (b), (c) or (g) or any Lease Event of Default shall have occurred and be continuing the first $25,000,000 of payments made in respect of any single casualty or other occurrence or in any policy year with respect to the Undivided Interest and the Other Percentage Undivided Interest shall be paid solely to the Lessee;

          13.2. Adjustment of Losses. Losses, if any, with respect to the Production System under any property damage policies required to be carried under Section 13.1(a) shall be adjusted with the insurance companies, including the filing of appropriate proceedings, by the Lessee.

          13.3. Application of Insurance Proceeds. All proceeds of insurance maintained pursuant to Section 13.1(a)(ii) paid to the Indenture Trustee or the Lessor, other than in connection with an Event of Loss or Partial Event of Loss as to which the Lessee has elected (or has been deemed to have elected) to pay Stipulated Loss Value, shall be paid over to the Lessee or as the Lessee may direct to pay for, or reimburse the Lessee for, its payment of the cost of repairing or restoring the Production System; provided, however, that such payments to the Lessee shall be made only upon (i) delivery by a Responsible Officer of the Lessee to the Lessor and the Indenture Trustee, if applicable, of a certificate (A) describing in reasonable detail the nature and cost of such repair or restoration and the actual expenditures theretofore made in connection therewith (and accompanied by copies of related invoices) and (B) certifying that the sum requested is a proper item of such cost, has not been the subject of any previous such request which has been paid to the Lessee and has been paid, or is then due and payable, by the Lessee and
(ii) receipt by the Lessor and the Indenture Trustee, if applicable, of evidence satisfactory to each of them, in their reasonable judgment that such proceeds, together with funds of the Lessee available for the purpose will be sufficient to complete such repair and restoration of the Production System or portion thereof.

          13.4. Additional Insurance. Nothing in this Section 13 shall prohibit the Lessee, the Lessor, the Owner Participant or the Indenture Trustee from acquiring or maintaining, at its own expense, additional insurance for its own account with respect to loss or damage to the Undivided Interest or any part thereof provided that any such additional insurance shall not interfere with or in any way limit insurance maintained under Section 13.1(a) or increase the amount of any premium payable with respect to any such insurance. The proceeds of any such additional insurance will be for the account of the party maintaining such additional insurance.

          13.5. Annual Insurance Report. Prior to December 31 of each year commencing in 1997, the Lessee will provide to the Lessor, the Owner Participant and the Indenture Trustee an insurance report and certificate, substantially in the form of the report and the certificate provided by the Lessee pursuant to
Section 4.7 of the Participation Agreement, with respect to the insurance then required to be maintained by the Lessee pursuant to this Section 13.

          SECTION 14.  RIGHTS TO ASSIGN OR LEASE;
                       LEASEHOLD MORTGAGE PROVISIONS.

          14.1. Assignment by Lessor; Security for Lessor's Obligations to Indenture Trustee. (a) Except as set forth in Section 14.l(b) or (c) or in the last two sentences of Section 19.8, the Lessor may not assign, transfer or encumber this Lease or all or any part of its interests and rights hereunder except in connection with the exercise of remedies by the Lessor following a declaration by the Lessor pursuant to Section 16.1 that this Lease is in default.

          (b) (i) In order to secure the indebtedness evidenced by the Secured Notes and certain other obligations as provided in the Indenture, the Indenture provides, among other things, for the assignment by the Lessor to the Indenture Trustee of its right, title and interest in, to and under this Lease to the extent set forth in the Indenture. The Lessee hereby consents to such assignment pursuant to the terms and provisions of the Indenture and to any assignment or other transfer which may occur pursuant to the exercise of any remedy set forth in the Indenture. The Lessee (i) acknowledges that such assignment provides for the exercise by the Indenture Trustee of certain rights of the Lessor hereunder to give any consents, approvals, waivers, notices or the like, to make any elections, demands or the like or to take any other discretionary action hereunder, but only in accordance with the Indenture, (ii) acknowledges receipt of an executed counterpart of the Indenture as in effect on the date hereof and (iii) agrees that, to the extent provided in the Indenture, the Indenture Trustee shall have all the rights of the Lessor hereunder and, in exercising any right or performing any obligation of the Lessor hereunder, shall be subject to the terms hereof. The Lessee will furnish to the Indenture Trustee counterparts of all notices, certificates, opinions or other documents of any kind required to be delivered hereunder by the Lessee to the Lessor. Notwithstanding any other provision herein, so long as any Secured Notes remain Outstanding, the Lessor hereby directs, and the Lessee agrees that, all payments of Basic Rent and all other Rent payable hereunder to the Lessor, other than Excepted Payments, shall be paid directly to the Corporate Indenture Trustee at its account specified in Schedule 1 to the Participation Agreement or to such other account as may be specified in writing by the Corporate Indenture Trustee to the Lessee at least 5 Business Days prior to the due date thereof. The right of the Indenture Trustee to receive payments of Basic Rent shall not be subject to any defense, counterclaim, setoff or other right or claim of any kind which the Lessee may be able to assert against the Lessor or the Owner Participant in an action brought by either thereof on this Lease or otherwise.

          14.2. Assignment and Sublease by Lessee. The Lessee may, without the consent of any party to the Participation Agreement, at any time and from time to time, sublease the Undivided Interest or any portion thereof for any lawful use to another Person or assign this Lease and its interests and rights hereunder to any Affiliate of the Lessee; provided that (i) such sublease or assignment shall be expressly subject and subordinate to this Lease and the Operating Agreement (and such sublease or assignment shall contain a provision providing that any sublease or assignment permitted thereunder shall be so subject and subordinate) and shall in no event continue beyond the Lease Term,
(ii) the Lessee shall remain primarily liable under this Lease and the Other Operative Documents and all terms and conditions hereof and of the other Operative Documents shall remain in full force and effect and shall be complied with as though no such sublease or assignment was in existence (iii) each of the Owner Participant, the Guarantor, the Lessor, the Indenture Trustee and the Loan Participant shall have received such opinions (other than any opinion regarding United States Federal income taxes) as the Owner Participant, the Guarantor, the Lessor, the Indenture Trustee or the Loan Participant shall reasonably request,
(iv) such sublessee or assignee shall not be subject to any bankruptcy, insolvency or other similar proceedings affecting creditors' rights on the commencement date of the sub-sublease and shall have such authorizations and approvals under Governmental Rules (and all Governmental Actions shall have been taken) as may be necessary in order for such sublessee or assignee to perform its obligations under the sublease or assignment, (v) each of the Owner Participant, the Guarantor, the Lessor, the Indenture Trustee and the Loan Participant shall bear no unindemnified tax risk associated with such sublease or assignment, (vi) such sublease shall not permit further subleasing, (vii) such sublease or assignment, to the extent that the sublessee or assignee assumes responsibility for maintenance and insurance obligations of the Lessee, shall have terms with respect to such maintenance and insurance obligations no less stringent than those contained in Section 11 hereof, (viii) as of the date of commencement of the sublease or assignment, no Lease Default of the type described in Section 15(a), (b), (c) or (g) or Lease Event of Default shall have occurred and be continuing, (ix) the sublessee or assignee shall not be a Governmental Authority unless such Governmental Authority shall have waived its right of sovereign immunity, (x) such sublease or assignment shall have substantially the same terms with respect to use and operation as contained in Section 11 hereof, (xi) any such sublease or assignment shall not impair any right or remedy of the Lessor under the Lease or any other Operative Document or the Indenture Trustee under any Operative Document and (xii) the Lessee shall have obtained all consents and taken all actions necessary to comply with all Governmental Rules and all shall have obtained all consents and taken all actions as may be required under any contract or agreement binding on the Lessee or the sublessee or assignee or any of their respective properties. The Lessee shall give prompt written notice to the Lessor of any sublease or assignment and shall deliver a certified copy of any sublease or assignment to the Lessor within 10 days following the execution and delivery thereof. Any assignment or sublease by the Lessee that is not in accordance with the terms of this Section 14.2 shall be a violation of this Lease and shall be null and void.

          SECTION 15.  LEASE EVENTS OF DEFAULT.

          The term "Lease Event of Default", wherever used herein, shall mean any of the following events (whatever the reason for such Lease Event of Default and whether it shall be voluntary or involuntary, or come about or be effected by operation of law, or be pursuant to or in compliance with any judgment, decree or order of any court or any Governmental Rule or Governmental Action):

          (a) the Lessee shall fail to pay Basic Rent within 5 Business Days after the date the same becomes due; or

          (b) the Lessee shall fail to pay Stipulated Loss Value, Termination Value, any Early Buy Out Purchase Price or Fixed Price Purchase Amount within 10 Business Days after the date the same becomes due; or

          (c) the Lessee shall fail to pay Supplemental Rent or make any other payment (other than Basic Rent, Stipulated Loss Value, Termination Value, Early Buy Out Purchase Price or Fixed Price Purchase Amount) required to be made by the Lessee under this Lease or under any other Operative Document for more than 30 Business Days after the Lessee has received written notice from the

     Lessor or the Indenture Trustee stating that such payment is due; or

          (d) the Lessee, in any capacity under the Operative Documents, shall fail in any material respect to perform or observe any other covenant or agreement to be performed or observed by it under this Lease or any other Operative Document (other than the Tax Indemnity Agreement (except with respect to the Lessee's obligation to make any payment required by the Tax Indemnity Agreement)) and such failure shall continue for a period of thirty (30) days after the earlier of receipt by the Lessee of a written notice from the Lessor or the Indenture Trustee specifying such failure and requiring it to be remedied or the date Lessee obtains Actual Knowledge of such failure; provided, however, that the continuation of any such failure for such period of thirty (30) days or such longer period (not to exceed 365 days or 180 days in the case of a failure to perform or observe the covenants contained in Section 10.16 or 10.17 of the Participation Agreement; provided that such 180 day period shall not extend beyond the date 1 year prior to the expiration of the Lease Term) after receipt of such notice shall not constitute a Lease Event of Default so long as (i) such failure is curable or correctable and (ii) the Lessee is diligently pursuing the cure or correction of such failure; or

          (e) any representation or warranty made by the Lessee in any Operative Document (other than the Tax Indemnity Agreement) or in any Officer's Certificate of the Lessee delivered pursuant to any Operative Document shall prove to have been inaccurate in any material respect when made and such representation or warranty shall remain inaccurate in any material respect thirty (30) days after the earlier of receipt by the Lessee of a written notice thereof from the Lessor or the Indenture Trustee or the date the Lessee obtains Actual Knowledge of such inaccuracy; provided, however, that the continuation of any such inaccuracy for such period of thirty (30) days or such longer period (not to exceed 180 days) after receipt of such notice shall not constitute a Lease Event of Default so long as (i) such inaccuracy is curable or correctable and (ii) the Lessee is diligently pursuing the cure or correction of such inaccuracy; or

          (f) the Lessee shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or thereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment or taking possession by any such official or agency in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or

          (g) an involuntary case or other proceeding shall be commenced against the Lessee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official or agency of it or any substantial part of its property and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety
     (90) days; or

          (h) the Lessee shall fail to maintain (or cause to be maintained) the insurance required by Section 13 (subject to Lessee's right to self-insure); or

          (i) the Lessee shall fail to maintain the Credit Support to the extent required by Section 10.14 of the Participation Agreement; or

          (j) the Lessee shall fail to remove any lien relating to the Master Lease or the transactions contemplated thereby, including the failure to file any releases or termination statements necessary to remove any such lien, prior to 5:00 p.m. New York City time on the second Business Day following the Closing Date.

provided, however, that notwithstanding anything to the contrary contained in
Section 15(d), any failure of the Lessee to perform or observe any covenant or agreement specified in Section 15(d) shall not constitute a Lease Event of Default if such failure is caused solely by reason of any event that constitutes an Event of Loss (or any event which with lapse of time would constitute an Event of Loss) as long as the Lessee is continuing to comply with all the applicable terms of
Section 12.

          SECTION 16.  REMEDIES.

          16.1. In General. Upon the occurrence of any Lease Event of Default and so long as the same shall be continuing, the Lessor, at its option, may declare this Lease to be in default by written notice to such effect given to the Lessee (provided that this Lease shall be deemed to have been declared in default without the necessity of such written notice upon the occurrence of any Lease Event of Default described in paragraph (f) or (g) of Section 15 and it shall not be necessary for the Lessor to declare the Lease in default prior to exercising any remedy described in Section 16.1(g) or prior to making any demands that are required to be made as a condition to exercising any remedy described in Section 16.1(g)), and at any time thereafter, provided such Lease Event of Default shall be continuing, the Lessor may, to the extent permitted by applicable Governmental Rules, exercise one or more of the following remedies, as the Lessor in its sole discretion shall elect:

          (a) the Lessor, by notice to the Lessee, may rescind or terminate this Lease;

          (b) whether or not this Lease has been terminated, the Lessor may demand that the Lessee, and upon the written demand of the Lessor, the Lessee shall, surrender the Undivided Interest promptly to the Lessor in the manner and condition required by, and otherwise in accordance with the provisions of, this Lease as if the Undivided Interest were being returned at the end of the Lease Term and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith;

          (c) the Lessor may (whether or not the Lessor has taken possession thereof), subject to the rights of the Operator and the Other Owner under the Operating Agreement, sell all or any portion of the Undivided Interest at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee with respect thereto (except pursuant to the Agency and Support Agreement) and without any duty to account to the Lessee with respect to such sale or any proceeds with respect thereto (except to the extent required by paragraph (e) or (f) of this Section 16.1 if the Lessor shall elect to exercise its rights thereunder), in which event the Lessee's obligation to pay Basic Rent with respect to the interest sold accruing after the date of such sale shall be terminated (except to the extent that Basic Rent is to be included in computations under paragraph (e) or (f) of this Section 16.1 if the Lessor shall elect to exercise its rights thereunder);

          (d) the Lessor may, subject to the rights of the Operator and the Other Owner under the Operating Agreement, hold or lease to others all or a portion of the Undivided Interest, as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee with respect thereto (except pursuant to the Agency and Support Agreement) and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that the Lessee's obligation to pay Basic Rent after the Lessee shall have been deprived of use of all or a portion of the Undivided Interest pursuant to this paragraph (d) shall be reduced by the net proceeds, if any, received by the Lessor from leasing all or a portion of the Undivided Interest to any Person other than the Lessee for the same periods or any portion thereof;

          (e) whether or not the Lessor shall have exercised or thereafter at any time shall exercise its rights under paragraph (a), (b), (c) or (d) of this Section 16.1, the Lessor may demand, by written notice to the Lessee specifying a payment date which shall be a Stipulated Loss Value Determination Date not earlier than 10 Business Days after the date of such notice, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on such specified payment date, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent accruing on or after such specified payment date), any unpaid Basic Rent due and owing on or prior to such specified payment date (but excluding any Basic Rent payable in advance on such payment date) and any unpaid Supplemental Rent (to whomsoever payable) due and owing on or prior to the date of such payment and any other accrued Supplemental Rent as to which there is no dispute, plus whichever of the following amounts the Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Overdue Rate from such specified payment date to the date of actual payment):

                  (i) an amount equal to the excess, if any, of Stipulated Loss Value for the Undivided Interest as of such specified payment date over the Fair Market Sales Value of the Undivided Interest as of such specified payment date (or the last day of the Basic Lease Term, if earlier); or

                  (ii) an amount equal to the excess of (1) the present value as of such specified payment date of all installments of Basic Rent payable on or after such specified payment date during the remaining balance of the Basic Lease Term (or any Renewal Term then in effect), discounted semiannually at a rate per annum equal to the Debt Rate, over (2) the present value as of such specified payment date of the Fair Market Rental Value of the Undivided Interest during the remaining balance of the Basic Lease Term (or any Renewal Term then in effect), discounted semiannually at a rate per annum equal to the Debt Rate; or

                  (iii) an amount equal to the greatest of (A) Stipulated Loss Value for the Undivided Interest determined as of such specified payment date, (B) the discounted Fair Market Rental Value of the Undivided Interest for the remaining useful life thereof determined pursuant to subclause (2) of clause (ii) of this paragraph (e), and
          (C) the Fair Market Sales Value determined pursuant to clause (i) of this paragraph (e), and, in this event, upon full payment by the Lessee of all sums due hereunder, the Lessor shall, without recourse, representation or warranty (other than the absence of Owner Participant's Liens and Lessor's Liens) transfer all of its right, title and interest in and to the Undivided Interest to the Lessee, as is and where is, whereupon this Lease and the Lessee's obligations hereunder shall terminate. The Lessor shall, at the Lessee's expense, execute and deliver to the Lessee a bill of sale or assignment and such other instruments, documents and opinions as the Lessee may reasonably request to evidence the valid consummation of such transfer and shall, at the Lessee's expense, take such actions under Section
          6.03 of the Indenture as the Lessee may reasonably request; or

                  (iv) an amount equal to the excess, if any, of Stipulated Loss Value for the Undivided Interest, computed as of such specified payment date, over the Fair Market Rental Value of the Undivided Interest during the remaining Basic Lease Term (or any Renewal Term then in effect), after discounting such Fair Market Rental Value semiannually to present value as of such specified payment date at a rate per annum equal to the Debt Rate;

          (f) if the Lessor shall have sold all of the Undivided Interest, as a whole or by a series of sales of portions thereof pursuant to paragraph (c) of this Section 16.1 or other right of sale, the Lessor, in lieu of exercising its rights under paragraph (e) of this Section 16.1, may, if it shall so elect, demand that the Lessee pay to the Lessor and the Lessee shall pay to the Lessor on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Basic Rent accruing on or after the next Basic Rent Payment Date following the date of such sale), any unpaid Basic Rent due and owing on or prior to such next Basic Rent Payment Date (but excluding any Basic Rent payable in advance on such Basic Rent Payment Date) and any other Supplemental Rent due and owing on or prior to such next Basic Rent Payment Date and any other accrued Supplemental Rent as to which there is no dispute, plus the amount of any deficiency between Stipulated Loss Value for the Undivided Interest, computed as of such next Basic Rent Payment Date, and the proceeds of such sale, together with interest at the Overdue Rate on the amount of such Rent, from the due date or dates thereof, and on the amount of such deficiency from the date of such sale, until the date of actual payment;

          (g) If the Lessor has previously exercised its rights under any of the foregoing remedies to demand Stipulated Loss Value or any amount determined by reference thereto (or if it is prevented from demanding such amounts whether by the provisions of the Indenture or by operation of any stay or similar law or otherwise at a time when a Lease Event of Default has occurred and is continuing), then, unless all Rent owing to the Owner Participant and the Lessor under the Operative Documents shall have been paid in full, the Lessor shall be entitled to draw on the Letter of Credit (or any other letter of credit naming the Lessor and/or the

     Owner Participant as a beneficiary as contemplated by Section 10.14 of the Participation Agreement) or demand payment under the Surety Bond (or any other surety bond held by the Lessor and/or the Owner Participant as contemplated by Section 10.14 of the Participation Agreement) then in effect, and upon the receipt of proceeds from the Letter of Credit (or letter of credit) or Surety Bond (or surety bond), the Lessor shall apply such proceeds in accordance with Section 3.8 hereof; or

          (h) the Lessor may exercise any other right or remedy that may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

          16.2. Continuing Obligations. No rescission or termination of this Lease, in whole or in part, or repossession of the Undivided Interest or exercise of any remedy under Section 16.1 shall, except as specifically provided herein, relieve the Lessee of any of its liabilities and obligations hereunder. The Lessee shall be liable (i) for all reasonable legal fees and other reasonable costs and expenses incurred by the Lessor, the Owner Participant, each Loan Participant or the Indenture Trustee by reason of the occurrence of any Lease Event of Default or the exercise of the Lessor's remedies with respect thereto, including all costs and expenses reasonably incurred in placing the Undivided Interest in the condition required by Section 8.1 and (ii) except as otherwise provided herein, for any and all other accrued and unpaid Rent hereunder before, after or during the exercise of any of the foregoing remedies. At any sale of the Undivided Interest or any part thereof pursuant to Section 16.1, the Lessor, the Owner Participant, each Loan Participant, or the Indenture Trustee may bid for and purchase such property.

          16.3. Remedies Cumulative. To the extent permitted by applicable law and except as provided herein, no remedy under Section 16.1 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under Section 16.1 or otherwise available to the Lessor at law or in equity. No express or implied waiver by the Lessor of any Lease Default or Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Default or Lease Event of Default. The failure or delay of the Lessor in exercising any rights granted it hereunder upon the occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Lessor shall not exhaust the same or constitute a waiver of any other right provided herein. To the extent permitted by applicable law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may enable it to cancel, quit or surrender this Lease, except as otherwise provided herein, or which may require the Lessor to sell, lease or otherwise use the Undivided Interest in mitigation of the Lessor's damages as set forth in Section
16.1 or which may limit or modify any of the Lessor's rights and remedies provided in Section 16.1.

          SECTION 17.  NOTICES.

          All communications, notices and consents provided for in this Lease shall be in writing and given in person or by courier or by means of telecopy or other wire transmission (with provision for assurance of receipt in a manner typical with respect to communications of that type), or delivered by a major overnight delivery service such as Federal Express or United Parcel Service, addressed to the respective addressee set forth in Schedule 1 to the Participation Agreement, or in each case at such other address as the Person entitled thereto shall from time to time designate by notice in writing to the Lessee and the Lessor. All such communications, notices and consents given in such manner shall be effective as provided in Section 17.3 of the Participation Agreement.

          SECTION 18.  RIGHT TO PERFORM FOR LESSEE.

          18.1. Lessor's Right to Perform. If the Lessee shall fail to make any payment to be made by it hereunder or shall fail to perform or comply with any of its other agreements contained herein or in any other Operative Document relating to the Undivided Interest or this Lease, following written notice to the Lessee, the Lessor may, but shall not be obligated to, make such payment or perform or comply with such agreement, and the amount of such payment and the amount of all reasonable costs and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed

Supplemental Rent for the Undivided Interest, payable by the Lessee upon demand.

          SECTION 19.  MISCELLANEOUS.

          19.1. Amendments in Writing. Neither this Lease nor any of the terms hereof may be amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which enforcement of such change is sought.

          19.2. Severability of Provisions. Any provision of this Lease which may be determined by competent authority to be invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto hereby waive any provision of law which renders any provision hereof invalid or unenforceable in any respect.

          19.3. GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION MAY BE MANDATORILY APPLICABLE.

          19.4. Headings. The division of this Lease into sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Lease.

          19.5. Counterpart Execution. This Lease may be executed in any number of counterparts and by each of the parties hereto on separate counterparts, all such counterparts together constituting but one and the same instrument, with the counterpart containing the receipt therefor executed by the Indenture Trustee on or immediately following the signature page thereof being deemed the "original executed counterpart" and all other counterparts being deemed duplicates. For purposes of recordation, Lessor and Lessee agree that certain information set forth on Schedules 1 through 6 may be omitted from the counterpart presented for filing.

          19.6. Successors and Assigns. This Lease, including the terms and provisions hereof, shall be binding upon the Lessor and the Lessee and their respective successors and assigns and inure to the benefit of the Lessor and the Lessee and their respective successors and permitted assigns.

          19.7. Investment of Security Funds. Any amounts held by the Lessor as security hereunder that would be payable to the Lessee upon satisfaction of any applicable conditions shall be invested and reinvested by the Lessor (or, so long as the Undivided Interest shall be subject to the Lien of the Indenture, the Indenture Trustee), from time to time in Permitted Investments at the written direction of the Lessee. The Lessor shall have no liability for any loss resulting from any investment required to be made other than by reason of its willful misconduct or gross negligence. Any net income or gain realized as a result of any such investment or reinvestment shall be applied by the Lessor at the same time, on the same conditions and in the same manner as the amounts in respect of which such income or gain was realized are required to be distributed in accordance with the provisions hereof, or of any other Operative Document pursuant to which such amounts were required to be held. The Lessee shall be responsible for any net loss realized as a result of any such investment or reinvestment and shall reimburse the Lessor (or the Indenture Trustee, as the case may be) therefor on demand. Any Permitted Investment may be sold or otherwise reduced to cash (without regard to maturity) by the Lessor whenever necessary to make any application as required by the terms of this Lease or of any applicable Operative Document.

          19.8. Immunities; Satisfaction of Undertakings; Successor Grantor Trustee. Except as provided in Section 9.2, all and each of the representations, warranties, undertakings and agreements herein made on the part of the Lessor are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding the Lessor personally but are made and intended for the purpose of binding only the Trust Estate (including the Louisiana Trust Estate), and this Lease is executed and delivered by the Lessor solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder

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

by, or at any time shall be enforceable against, the Lessor or any successor in trust on account of any representation, warranty, undertaking or agreement hereunder of the Lessor, either expressed or implied, all such personal liability, if any, being expressly waived by the Lessee; provided, however, that
(a) the Lessee or any Person claiming by, through or under it, making claim hereunder, may subject to the terms and conditions hereof, look to the Trust Estate for satisfaction of such liability or responsibility and (b) the Lessor or its successor in trust, as applicable, shall be personally liable for its own gross negligence and willful misconduct and for the matters described in clauses
(i) through (v) of the last sentence of Section 7.1 of the Trust Agreement. Subject to the terms and conditions hereof, each time a successor Grantor Trustee is appointed in accordance with the terms of the Trust Agreement, such successor Grantor Trustee shall, without further act, succeed to all the rights, duties, immunities and obligations of its predecessor Grantor Trustee hereunder and under the other Operative Documents, and the predecessor Grantor Trustee shall be released from all further duties and obligations hereunder and under the other Operative Documents, all without the necessity of any consent or approval by the Lessee and without in any way altering the terms of this Lease or such other Operative Documents or the obligations of the Lessee hereunder or thereunder. The Lessee, at its expense, upon receipt of written notice of the appointment of a successor Grantor Trustee in accordance with the Operative Documents, promptly shall make such modifications and changes to reflect such appointment as reasonably shall be requested by such successor Grantor Trustee in such insurance policies, schedules, certificates and other instruments relating to the Undivided Interest or this Lease or the other Operative Documents, all in form and substance reasonably satisfactory to such successor Grantor Trustee.

          19.9. Performance of Obligations to Indenture Trustee and Holders. After the Undivided Interest shall no longer be subject to the Lien of the Indenture, the provisions of this Lease which require or permit any action by, any consent, approval or authorization of, the furnishing of any document, paper or information to, or the performance of any other obligation to, the Indenture Trustee or any Holder shall not be effective, and the Sections hereof containing such provisions shall be read as though there were no such references to any such requirements or permissions.

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

          19.10. True Lease. This Lease is intended as and shall constitute an agreement of lease and nothing herein shall be construed as conveying to the Lessee any right, title or interest in or to the Undivided Interest other than as lessee hereunder, it being expressly understood by the parties hereto that the foregoing does not constitute a covenant, representation or warranty of the Lessee. This Lease is intended to be a "Finance Lease" under Article 2A of the Uniform Commercial Code as in effect in the State of New York and a "true lease" for federal income tax purposes.

          19.11. Survival of Agreements. The representations, warranties, covenants and indemnities of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Lease, the Investment by the Owner Participant and the purchase of the Secured Notes by the Loan Participant, any disposition of any interest of the Owner Participant or the Lessor in the Production System, and shall be and continue in effect notwithstanding any investigation made by any of such parties and the fact that compliance with any of the other terms, provisions or conditions of any of the Operative Documents shall have been waived. Except as expressly provided in Section 12 of the Participation Agreement, all indemnities (and the Lessee's obligation to pay Supplemental Rent with respect thereto) shall survive termination of the Lease.

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          THUS DONE AND PASSED, on this    day of November, 1996, but effective
for all purposes as of November   , 1996, before me, the undersigned Notary
Public, in and for the County of New York, State of New York, and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the Grantor Trustee, Enserch Exploration and me, said Notary Public, after reading of the whole.

                                      WILMINGTON TRUST COMPANY,
                                        not in its individual capacity
                                        but solely as Corporate Grantor
                                        Trustee under the Trust Agreement

                                      By:
                                         --------------------------------------
                                         Its:

                                      THOMAS P. LASKARIS,
                                        not in his individual capacity
                                        but solely as Individual Grantor
                                        Trustee under the Trust Agreement

                                      -----------------------------------------


WITNESSES:                            ENSERCH EXPLORATION, INC.


                                      By:
------------------------------------     --------------------------------------
Name:                                 Its:
     -------------------------------
            (Please Print)

------------------------------------
Name:
     -------------------------------
            (Please Print)

                    ---------------------------------------
                                 NOTARY PUBLIC
                      in and for the State of __________
                            My Commission Expires:

                                 ------------

                    ---------------------------------------
                        (PRINTED NAME OF NOTARY PUBLIC)


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